AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2018

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.

Post-Effective Amendment No.

GALLERY TRUST

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania, 19456

(Address of Principal Executive Offices, Zip Code)

1-800-932-7781

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire	Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP	c/o SEI Investments
1701 Market Street	One Freedom Valley Drive
Philadelphia, Pennsylvania 19103	Oaks, Pennsylvania 19456

Title of Securities being Registered: Shares of the Mondrian International Equity Fund, Mondrian Emerging Markets Equity Fund and Mondrian International Government Fixed Income Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on July 28, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Dear Shareholder:

Your vote is needed.

Enclosed is some important information concerning your investment in the Laudus Mondrian International Equity Fund (the “Target Fund”), a series of Laudus Trust (the “Target Trust”). The Board of Trustees of the Target Trust, after careful consideration, has approved the reorganization (the “Reorganization”) of the Target Fund into the Mondrian International Equity Fund (the “Acquiring Fund”), a series of Gallery Trust (the “Acquiring Trust”).

A special meeting of shareholders of the Target Fund has been scheduled for [September 17], 2018 at 9:00 a.m., Pacific Time, to vote on the Reorganization. If you are a shareholder of record as of the close of business on [July 20], 2018, you are entitled to vote at the meeting and at any adjournment or postponement of the meeting.

The attached combined Proxy Statement/Prospectus gives you information relating to the Reorganization. The Board of Trustees of the Target Trust recommends that you approve the Reorganization. The Reorganization is expected to benefit shareholders because:

•	Continuity of Management - Mondrian Investment Partners Limited (“Mondrian”), the investment sub-adviser of the Target Fund, serves as the investment adviser of the Acquiring Fund. The portfolio management team of the Acquiring Fund is the same as the portfolio management team of the Target Fund.

•	Lower Fees - The Reorganization is expected to result in a reduction in management fees and annual operating expenses, both before and after fee waivers.

•	Compatibility of Investment Objectives and Strategies - The Acquiring Fund and the Target Fund have substantially the same investment objective. The principal investment strategies and principal risks of the Acquiring Fund are substantially similar to those of the Target Fund.

•	Experienced Trustees, Officers and Service Providers - The Acquiring Fund has experienced trustees and officers. Also, the administrator, distributor and other service providers of the Acquiring Fund are established mutual fund service providers.

•	Best Alternative - Charles Schwab Investment Management, Inc. (“CSIM”) has decided to cease being the investment adviser of the Target Fund, and CSIM and Mondrian believe that the Reorganization is the best alternative for shareholders of the Target Fund.

•	Tax-free Reorganization - The Reorganization is anticipated to be a tax-free reorganization for federal income tax purposes.

If shareholders of the Target Fund approve the Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about [September 24], 2018. Upon the completion of the Reorganization, each shareholder of the Target Fund will receive shares of the Acquiring Fund having a total dollar value that is the same or substantially the same as the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization. We encourage you to support the Trustees’ recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Proxy Statement/Prospectus. If you have any questions regarding the Reorganization, please call Jim Brecker of Mondrian at 215-825-4542.

While you are, of course, welcome to join us at the meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the meeting may be adjourned or postponed to permit further solicitation of proxies.

Your vote is important to us. Thank you for taking the time to consider this important proposal and for your continuing investment.

Laudus Trust

211 Main Street

San Francisco, California 94105

800-648-5300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF THE

Laudus Mondrian International Equity Fund

To Be Held on [September 17], 2018

A special meeting (the “Meeting”) of the shareholders of the Laudus Mondrian International Equity Fund (the “Target Fund”), a series of Laudus Trust (the “Target Trust”) will be held on [September 17], 2018 at 9:00 a.m., Pacific Time, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105 to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and Gallery Trust (the “Acquiring Trust”), on behalf of the Mondrian International Equity Fund (the “Acquiring Fund”), a series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

Target Fund shareholders of record as of the close of business on [July 20], 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Fund vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

By order of the Board of Trustees,

/s/ Marie Chandoha

Marie Chandoha
Trustee and President of the Target Trust

[date], 2018

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SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Laudus Mondrian International Equity Fund, a series of Laudus Trust 211 Main Street San Francisco, California 94105 800-648-5300	Mondrian International Equity Fund, a series of Gallery Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781

PROXY STATEMENT/PROSPECTUS

[date], 2018

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Laudus Mondrian International Equity Fund (the “Target Fund”), a series of Laudus Trust (the “Target Trust”), should know before voting on the proposed reorganization that is described herein (the “Reorganization”), and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the Mondrian International Equity Fund (the “Acquiring Fund,” and, together with the Target Fund, the “Funds”), a series of Gallery Trust (the “Acquiring Trust”). The Target Fund and the Acquiring Fund are each a series of separate registered open-end management investment companies.

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105 on [September 17], 2018 at 9:00 a.m., Pacific Time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Agreement”).

The total dollar value of shares of the Acquiring Fund (“Acquiring Fund Shares”) that you will receive in the Reorganization will be the same or substantially the same as the total dollar value of your Target Fund shares immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

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The Board of Trustees of the Target Fund (the “Target Trust Board”) has fixed the close of business on [July 20], 2018 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [July 30], 2018, to all shareholders eligible to vote on the Proposal.

The Target Trust Board has approved the Agreement and has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation.

Additional information about the Funds is available in the following:

1.	Summary Prospectus dated February 28, 2018 for the Target Fund, as supplemented (“Target Fund Summary Prospectus”);

2.	Prospectus dated July 28, 2017 for the Target Fund, as supplemented (“Target Fund Prospectus”);

3.	Statement of Additional Information dated July 28, 2017 for the Target Fund, as supplemented (“Target Fund SAI”);

4.	The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2018 (“Target Fund Annual Report”);

5.	Prospectus dated March 1, 2018 for the Acquiring Fund (“Acquiring Fund Prospectus”);

6.	Statement of Additional Information dated March 1, 2018 for the Acquiring Fund (“Acquiring Fund SAI”);

7.	The audited financial statements and related report of the independent registered public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2017 (“Acquiring Fund Annual Report”); and

8.	The unaudited financial statements included in the Acquiring Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2018 (“Acquiring Fund Semi-Annual Report”).

The financial highlights for the Target Fund contained in the Target Fund Annual Report and the financial highlights for the Acquiring Fund contained in the Acquiring Fund Semi-Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (“Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Summary Prospectus and Target Fund Annual Report have previously been delivered to shareholders. The Target Fund Prospectus, Target Fund SAI and Target Fund Annual Report are available on the Target Fund’s website at www.schwabfunds.com/laudusfunds_prospectus. Copies of these documents are also available at no cost by calling 1.800.447.3332 (Retail Investors) or 1.877.824.5615 (Registered Investment Professionals) or writing to the Target Fund at Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266. Copies of the Acquiring Fund SAI, Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report are available at no charge by writing to the Acquiring Fund at Mondrian Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Mondrian Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME, 04101), or by calling 888-832-4386. The Merger SAI is available at no charge by writing to the Acquiring Fund at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

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You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

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[TABLE OF CONTENTS]

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Shareholder Proposals	35
Householding	35
Exhibits
EXHIBIT A Ownership of the Target Fund	A-1
EXHIBIT B Form of Agreement and Plan of Reorganization	B-1
EXHIBIT C Financial Highlights	C-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

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SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Fund Prospectus, the Target Fund SAI, the Acquiring Fund Prospectus, and the Acquiring Fund SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

On what am I being asked to vote?

You are being asked to approve transitioning the Target Fund to a new fund family. Specifically, as a Target Fund shareholder, you are being asked to vote on the approval of the Agreement providing for the Reorganization of the Target Fund. The Agreement provides for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, in exchange solely for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. If shareholders approve the Agreement, you will receive shares in the Acquiring Fund having a total dollar value that is the same or substantially the same as the total dollar value of your Target Fund shares immediately prior to the Reorganization.

What are the reasons for the proposed Reorganization?

The proposed Reorganization would enable Mondrian Investment Partners Limited (“Mondrian”), the investment sub-adviser of the Target Fund and the investment adviser of the Acquiring Fund, to serve as the sole investment adviser with respect to the assets that you have invested in the Target Fund, by transferring such assets to the Acquiring Fund. The proposed Reorganization, in turn, is expected to result in a reduction in management fees and annual operating expenses, both before and after fee waivers, and provide Mondrian with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base.

In considering the Reorganization and the Agreement, the Target Trust Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund and its shareholders. The Target Trust Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION — Board Considerations in Approving the Reorganization” section below.

Has my Fund’s Board of Trustees approved the Reorganization?

Yes. The Target Trust Board has carefully reviewed the Proposal and unanimously approved the Agreement and the Reorganization. The Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

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What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold shares of the Acquiring Fund having a total dollar value that is the same or substantially the same as the total dollar value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The Acquiring Fund Prospectus that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

The Acquiring Fund and the Target Fund have substantially the same investment objective, as described below. Each Fund’s investment objective is classified as non-fundamental, which means that the Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and the Acquiring Fund’s investment objective can be changed by the Board of Trustees of the Acquiring Fund (the “Acquiring Trust Board”) without shareholder approval.

Investment Objectives

Target Fund	Acquiring Fund
The Target Fund seeks long-term capital appreciation.	The Acquiring Fund seeks long-term total return.

The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund. Both Funds invest primarily in equity securities of non-U.S. companies, and are managed by Mondrian using the same investment process. However, the Acquiring Fund may invest in companies with any market capitalization as part of its principal investment strategies, while the Target Fund invests primarily in large capitalization companies. In addition, although each Fund is “diversified,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), the Target Fund typically invests in securities of 30-40 companies, while the Acquiring Fund typically invests in a greater number of companies. Furthermore, the equity securities in which the Funds invest as part of their principal investment strategies differ in that investments in exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) are only part of the principal investment strategies of the Target Fund, and investments in preferred securities, convertible securities, rights and warrants are only part of the principal investment strategies of the Acquiring Fund.

As a result, although the Funds describe them differently, the principal risks of owning shares of the Acquiring Fund are substantially similar to the principal risks of owning shares of the Target Fund. However, the Acquiring Fund is subject to the principal risks associated with investments in preferred securities, convertible securities, rights, warrants, and small- and mid-capitalization companies that are not principal risks of the Target Fund. Conversely, the Acquiring Fund is not subject to the principal risks associated with investments in ETFs and REITs that are principal risks of the Target Fund.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Risks of Investing in the Funds” compare the principal investment strategies and principal risks of the Target Fund and the Acquiring Fund.

How do the Funds’ expenses compare?

The following table compares the annual operating expenses, expressed as a percentage of net assets (“expense ratio”), of the Target Fund and the Acquiring Fund with the pro forma expense ratio of the Acquiring Fund assuming consummation of the Reorganization. As shown below, the management fee and annual operating expenses, before and after fee waivers, of the Acquiring Fund are expected to be lower than those of the Target Fund. The pro forma expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

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	Current Target Fund	Current Acquiring Fund	Pro Forma Combined Acquiring Fund
Shareholder Fees (fees paid directly from your investments)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.70%	0.70%
Other Expenses[1]	0.24%	0.18%	0.16%
Total Annual Fund Operating Expenses	0.99%	0.88%	0.86%
Less Fee Waiver and/or Expense Reimbursement	(0.09)%[2]	(0.09)%[3]	(0.07)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.79%	0.79%

(1)	The Target Fund other expenses reflect expenses for the fiscal year ended March 31, 2018. The current Acquiring Fund other expenses reflect annualized expenses for the semi-annual period ended April 30, 2018. The pro forma Acquiring Fund other expenses are based on pro-forma combined assets as of March 31, 2018 and assume the consummation of the Reorganization.
(2)	Charles Schwab Investment Management, Inc. (“CSIM”), the Target Fund’s investment adviser, has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Target Fund to 0.90% until at least July 30, 2020. During this term, the agreement may only be amended or terminated with the approval of the Target Trust Board. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Target Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Target Fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year or the current year. CSIM may, but is not required to, extend the agreement for additional years.
(3)	Mondrian has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.79% of the Acquiring Fund’s average daily net assets until February 28, 2021. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by Mondrian, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on February 28, 2021.

Example

This example is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the periods described in the footnotes to the fee table) remain the same. The expenses would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

	One Year	Three Years	Five Years	Ten Years
Target Fund	$92	$297	$529	$1,196
Acquiring Fund	$81	$253	$461	$1,059
Acquiring Fund (pro forma)	$81	$253	$456	$1,041

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For further discussion regarding the Target Trust Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples shown above, affect each Fund’s performance.

During the fiscal year ended March 31, 2018, the Target Fund’s portfolio turnover rate was 23% of the average value of its portfolio. During the fiscal year ended October 31, 2017, the Acquiring Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

How do the performance records of the Funds compare?

Set forth below is the performance information for the Target Fund and the Acquiring Fund. The Acquiring Fund will be the performance and accounting survivor of the Reorganization.

Target Fund Performance

The bar chart below shows how the Target Fund’s investment results have varied from year to year, and the following table shows how the Target Fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the Target Fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/laudusfunds_prospectus.

Annual Total Returns

Best Quarter	Worst Quarter
18.48%	(17.70)%
(September 30, 2009)	(March 31, 2009)

Year-to-date performance (non-annualized and before taxes) as of 6/30/2018: [XX]%

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Average Annual Total Returns for Periods Ended December 31, 2017

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Target Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

	1 Year	5 Years	Since Inception (6/16/08)
Return Before Taxes	21.05%	7.88%	2.13%
Return After Taxes on Distributions	20.36%	6.04%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares	13.04%	6.21%	1.79%
Comparative Indices (reflects no deduction for expenses or taxes)
MSCI EAFE Index (Net)[1]	25.03%	7.90%	2.93%
MSCI EAFE Value Index (Net)[1]	21.44%	6.95%	2.33%

1	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Acquiring Fund Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the Acquiring Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how the Acquiring Fund will perform in the future. Updated performance information is available on the Acquiring Fund’s website at www.mondrian.com/mutualfunds or by calling toll-free to 888-832-4386.

The Acquiring Fund acquired the assets and assumed the historical performance of The International Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”), on March 14, 2016 (the “Predecessor Fund Reorganization”). Accordingly, the performance shown in the bar chart and performance table for periods prior to the Predecessor Fund Reorganization represents the performance of the Predecessor Fund. The Predecessor Fund’s performance information has not been adjusted to reflect the Acquiring Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Acquiring Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period.

Annual Total Returns

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Best Quarter	Worst Quarter
20.51%	(17.17)%
(June 30, 2009)	(March 31, 2009)

The performance information shown above is based on a calendar year. The Acquiring Fund’s performance from 1/1/2018 to 6/30/2018 was [XX]%.

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Acquiring Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquiring Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	21.42%	7.57%	1.77%
Return After Taxes on Distributions	20.88%	6.44%	0.15%
Return After Taxes on Distributions and Sale of Fund Shares	13.14%	5.51%	0.72%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	25.03%	7.90%	1.94%

How do the investment advisers and distributors of the Funds compare?

Investment Advisers

CSIM serves as the investment adviser, and Mondrian serves as the investment sub-adviser, of the Target Fund. Mondrian serves as the investment adviser of the Acquiring Fund.

CSIM, located at 211 Main Street, San Francisco, California 94105, is a wholly-owned subsidiary of The Charles Schwab Corporation, a publicly traded company. CSIM was founded in 1989, and, as of March 31, 2018, CSIM had approximately $348.4 billion in assets under management.

Mondrian, a limited company organized under the laws of England and Wales in 1990, is located at 10 Gresham Street, 5th Floor, London, England EC2V 7JD. Mondrian is 100% employee owned through Atlantic Value Investment Partnership LP. As of March 31, 2018, Mondrian had approximately $59.5 billion in assets under management.

Distributors

Charles Schwab & Co., Inc. acts as the distributor of shares of the Target Fund. The address of Charles Schwab & Co., Inc. is 211 Main Street, San Francisco, California 94105. SEI Investments Distribution Co. acts as the distributor of shares of the Acquiring Fund. The address of SEI Investments Distribution Co. is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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How do the Funds’ other service providers compare?

The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services/Administrator:	State Street Bank and Trust Company	SEI Investments Global Funds Services
Transfer Agent:	DST Asset Manager Solutions, Inc.	Atlantic Shareholder Services, LLC
Custodian:	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Auditor:	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

How do the Funds’ purchase and redemption procedures and exchange policies compare?

You may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Effective October 2, 2017, new investors may only invest in the Target Fund through an account at Charles Schwab & Co., Inc. or another financial intermediary. The Acquiring Fund may be purchased or redeemed directly from the Fund or through financial intermediaries.

There are no investments minimums for the Target Fund.

The minimum initial investment for the Acquiring Fund is $1 million. Subsequent investments in the Acquiring Fund must be at least $100. The Acquiring Fund may accept investments of smaller amounts in its sole discretion. If you receive shares of the Acquiring Fund as a result of the Reorganization, you will not be subject to the Fund’s minimum initial investment.

Target Fund shares may be exchanged for shares of any other fund of the Target Trust, subject to satisfying the minimum investment requirements for the new fund. Acquiring Fund Shares may be exchanged for shares of any other fund of the Acquiring Trust, subject to satisfying the minimum investment requirements for the new fund.

For more information on the purchase and redemption procedures and exchange policies of the Funds, see the Funds’ respective prospectuses.

How do the Funds’ distribution arrangements compare?

Neither Fund imposes sales charges or is subject to a distribution and/or shareholder servicing plan.

How do the Funds’ valuation procedures compare?

The valuation procedures of the Target Fund are similar to those of the Acquiring Fund. Each Fund generally values the foreign equity securities in its portfolio at the last quoted sales price or the official closing price on the exchange where the security is primarily traded. The Funds’ valuation procedures differ, however, because the Target Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market on a daily basis, while the Acquiring Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market only on days that the movements in the U.S. market exceed a certain threshold. In addition, the Funds’ valuation procedures differ with respect to the independent pricing service that provides the systematic fair valuation factors. Because the Acquiring Fund’s valuation procedures will be used to value the assets of the Target Fund for purposes of the Reorganization, the total dollar value of Acquiring Fund shares that you receive in the Reorganization may be slightly higher or lower than the total dollar value of your Target Fund shares immediately prior to the Reorganization.

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For more information on the valuation procedures of the Funds, see the Funds’ respective prospectuses and SAIs.

Will the Acquiring Fund have different portfolio managers than the Target Fund?

The portfolio management team of the Acquiring Fund is the same as the portfolio management team of the Target Fund. The Funds’ respective prospectuses provide biographical information about the individuals primarily responsible for the day-to-day management of the Funds’ portfolios.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund.

However, the sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding Mondrian’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to realize approximately $[XX] ($[XX] per share) in capital gains in connection with the Reorganization. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of March 31, 2018, the Target Fund had no capital loss carry forwards.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “THE PROPOSED REORGANIZATION – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganization?

No. Each Fund generally distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually.

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Who will pay the costs of the Reorganization?

Mondrian or an affiliate will pay all of the direct costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding Mondrian’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to reposition approximately [XX]% of its portfolio, and pay approximately $[XX] ($[XX] per share) in brokerage and other transaction costs, in connection with the Reorganization. The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, and the specific securities sold and/or transferred to the Acquiring Fund.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around [September 24], 2018.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of the Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call [XX].

What will happen if shareholders of the Target Fund do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy Statement/Prospectus contains additional information about the Funds and the Reorganization. You are encouraged to read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund. Both Funds invest primarily in equity securities of non-U.S. companies, and are managed by Mondrian using the same investment process. However, the Acquiring Fund may invest in companies with any market capitalization as part of its principal investment strategies, while the Target Fund invests primarily in large capitalization companies. In addition, although each Fund is “diversified,” as that term is defined under the 1940 Act, the Target Fund typically invests in securities of 30-40 companies, while the Acquiring Fund typically invests in a greater number of companies. Furthermore, the equity securities in which the Funds invest as part of their principal investment strategies differ in that investments in ETFs and REITs are only part of the principal investment strategies of the Target Fund, and investments in preferred securities, convertible securities, rights and warrants are only part of the principal investment strategies of the Acquiring Fund.

Although the Target Fund’s principal investment strategies indicate that the Target Fund may lend its securities as part of its principal investment strategies, the Target Fund has not engaged in securities lending.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Target Fund	Acquiring Fund

The Target Fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Normally, the Target Fund will invest primarily in common stocks. The Target Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Target Fund may also invest in ETFs and REITs.

For purposes of investments to be made by the Target Fund, large capitalization companies are currently defined by Mondrian to mean issuers that have a market capitalization of more than $7.5 billion at the time of purchase. This level is subject to market movements and is regularly reviewed by Mondrian. Typically, the Target Fund invests in securities of approximately 30-40 companies.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, rights and warrants, and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. or U.S. companies. Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities, designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Acquiring Fund may invest in securities of companies with any market capitalization, and, to the extent that the Acquiring Fund invests in convertible securities, those securities may have any credit rating.

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Target Fund	Acquiring Fund

Under normal circumstances, the Target Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The Target Fund will notify its shareholders at least 60 days before changing this policy.

Mondrian’s approach in selecting investments for the Target Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Target Fund, Mondrian identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long-term holding of securities, although securities may be sold in Mondrian’s discretion without regard to the length of time they have been held.

The Target Fund may invest in securities issued in any currency and may hold foreign currency. Mondrian primarily uses a purchasing power parity approach to evaluate currency risk. The Target Fund may carry out hedging activities and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Under normal circumstances, hedging is undertaken defensively back into the base currency of the Target Fund.

The Target Fund may invest in derivative instruments, principally futures contracts. The Target Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Target Fund may lend its securities to certain financial institutions to earn additional income.

The Target Fund may also invest in investment-grade and below investment-grade debt securities (sometimes called junk bonds) issued by government or corporate entities.

Under normal circumstances, the Acquiring Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies. This investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders. The Acquiring Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue or operating income is generated outside of the U.S.; or (iii) the company is organized or maintains its principal place of business outside of the U.S. The Acquiring Fund will primarily invest in companies located in developed countries, but may invest up to 10% of its total assets in emerging market securities. The Acquiring Fund may utilize derivatives, principally forward foreign currency exchange contracts, to seek to hedge (i.e. offset) currency risk. In addition, the Acquiring Fund may, from time to time, hold non-U.S. currencies in order to facilitate or expedite settlement of portfolio transactions, or to minimize the impact of currency value fluctuations.

In selecting investments to buy and sell for the Acquiring Fund, Mondrian conducts research on a global basis in an effort to identify companies that are undervalued in the market and have the potential for long-term total return. The center of the research effort is a dividend discount methodology, through which Mondrian projects companies’ future dividends and discounts them back to their present value. Mondrian then compares the present values to the companies’ respective market prices and allocates the Acquiring Fund’s assets to those stocks that the dividend discount methodology suggests are most undervalued. Mondrian, furthermore, uses a purchasing power parity approach to manage the Acquiring Fund’s currency exposure. Purchasing power parity theory states that, in the long-run, the exchange rates between the U.S. dollar and non-U.S. currencies should be such that the U.S. dollar buys the same amount of goods and services in the U.S. as it buys in non-U.S. countries. Mondrian may adjust its investments in a particular non-U.S. currency, including securities or derivatives tied thereto, when it believes that the purchasing power of the U.S. dollar indicates that the non-U.S. currency is overvalued or undervalued relative to the U.S. dollar.

The Acquiring Fund may make limited use of foreign fixed income securities when, in Mondrian’s opinion, they present more attractive investment opportunities than equity securities. The foreign fixed income securities in which the Acquiring Fund may invest may be U.S. dollar or foreign currency denominated, and may include obligations of foreign governments, foreign government agencies, supranational organizations, or corporations.

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Target Fund	Acquiring Fund

The Target Fund may buy and sell portfolio securities actively. As a result, the Target Fund’s portfolio turnover rate and transaction costs will rise, which may lower Target Fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Target Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Target Fund engages in such activities, it may not achieve its investment objective.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Acquiring Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Acquiring Fund invests in this manner, it may cause the Acquiring Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Acquiring Fund will only do so if Mondrian believes that the risk of loss outweighs the opportunity to pursue the Acquiring Fund’s investment objective.

Comparison of Principal Risks of Investing in the Funds

The principal risks of investing in the Acquiring Fund are discussed below. Although the Funds present their risks differently, the principal risks of the Target Fund are substantially similar to the principal risks of the Acquiring Fund, because the principal investment strategies of the Target Fund are substantially similar to the principal investment strategies of the Acquiring Fund. However, as a result of the Acquiring Fund’s investments in preferred securities, convertible securities, rights, warrants, and small- and mid-capitalization companies as part of its principal investment strategies, the Acquiring Fund is subject to the following principal risks, as described below, that are not principal risks of the Target Fund: Preferred Stocks Risk; Convertible Securities Risk; Rights and Warrants Risk; and Small- and Mid-Capitalization Company Risk. Conversely, the Acquiring Fund is not subject to the principal risks associated with investments in ETFs and REITs that are principal risks of the Target Fund.

Active Management Risk – The Acquiring Fund is subject to the risk that Mondrian’s judgments about the attractiveness, value, or potential appreciation of the Acquiring Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Acquiring Fund fail to produce the intended results, the Acquiring Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Acquiring Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Acquiring Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Acquiring Fund.

Large Capitalization Company Risk – The large capitalization companies in which the Acquiring Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

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Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies that the Acquiring Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small- and mid-capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Acquiring Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Acquiring Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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Foreign Currency Risk – As a result of the Acquiring Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Acquiring Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Acquiring Fund would be adversely affected.

Derivatives Risk – The Acquiring Fund’s use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Acquiring Fund’s use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Acquiring Fund’s share price and may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Acquiring Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Acquiring Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Acquiring Fund’s investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Foreign Sovereign Debt Securities Risk – The Acquiring Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Government Agencies Risk – Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Supranational Entities Risk – Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Acquiring Fund may lose money on such investments.

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Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Acquiring Fund would like. The Acquiring Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Acquiring Fund management or performance.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Acquiring Fund’s shares may force the Acquiring Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Acquiring Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Acquiring Fund’s performance and have adverse tax consequences for Acquiring Fund shareholders.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. A comparison of the Funds’ fundamental and non-fundamental policies is provided below.

FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Concentration	The Target Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Acquiring Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Acquiring Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.	No material difference.

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	Target Fund	Acquiring Fund	Impact of Differences
Borrowing and Senior Securities

The Target Fund may not borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Target Fund may not issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

		The Acquiring Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Lending	The Target Fund may not make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Acquiring Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Commodities and Real Estate	The Target Fund may not purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Acquiring Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Underwriting	The Target Fund may not underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Acquiring Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.

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	Target Fund	Acquiring Fund	Impact of Differences
Diversification	No fundamental investment restriction. The Target Fund operates as a diversified management company under the 1940 Act.	The Acquiring Fund may purchase securities of an issuer, except if such purchase would cause the Acquiring Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.

NON-FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Commodities and Real Estate	The Target Fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Target Fund may (i) purchase securities of companies that deal in real estate or interests therein (REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

The Acquiring Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The Acquiring Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Acquiring Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

The differences between the policies are not expected to materially impact the operations of the Funds.

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	Target Fund	Acquiring Fund	Impact of Differences
Illiquid Securities	The Target Fund may not invest more than 15% of its net assets in illiquid securities.	The Acquiring Fund may not purchase an investment if, as a result, more than 15% of the value of the Acquiring Fund’s net assets would be invested in illiquid securities.	No material difference.
Other

The Target Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Target Fund may not sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

The Target Fund may not purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

The Target Fund may not borrow money except that the Target Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

The Target Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

		None	Although the Acquiring Fund is not subject to the restrictions imposed by the Target Fund’s other non-fundamental policies, to the extent that the Acquiring Fund engages in activities that are prohibited by the Target Fund’s other non-fundamental policies, such activities are not expected to materially impact the operations of the Acquiring Fund.

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The Funds may be subject to other investment restrictions that are not identified above. A full description of the Funds’ investment policies and restrictions may be found in the respective prospectuses and SAIs.

Comparison of Shareholder Rights

The Target Fund is a series of the Target Trust, which is a Massachusetts voluntary association (commonly known as a business trust). The Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Fund is governed by a Third Amended and Restated Agreement and Declaration of Trust dated September 28, 2007 (“Target Fund Declaration”), its bylaws and Massachusetts law. The Acquiring Fund is governed by an Agreement and Declaration of Trust dated August 25, 2015, as amended and restated September 17, 2015 (“Acquiring Fund Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares

The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Shareholder Meetings

The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders. Shareholder meetings of the Target Fund may only be called by the Target Trust Board. Shareholder meetings of the Acquiring Fund may be called by the president, chairperson of the Acquiring Trust Board, or the Acquiring Trust Board. Except as required by the 1940 Act, shareholders of the Funds are not entitled to call shareholder meetings.

Voting Rights

The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund provide that shareholders have the right to vote (a) for the election of trustees at a meeting called for that purpose by the Target Trust Board; (b) with respect to any amendment of the Target Fund Declaration to the extent and as provided in the Target Fund Declaration; (c) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or the shareholders; (d) with respect to the termination of the Target Trust or any series or class to the extent and as provided in the Target Fund Declaration; and (e) with respect to such additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state or as the trustees may consider necessary or desirable. The governing instruments of the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees, including filling any vacancies on the Acquiring Trust Board, at a meeting called for that purpose by the Acquiring Trust Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

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The governing instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees.

Quorum and Voting

The governing instruments of the Target Fund provide that, except as otherwise required by the 1940 Act or other applicable law, forty percent (40%) of the shares entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. The governing instruments of the Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33⅓%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals

The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, that are properly brought before the meeting. These requirements are intended to provide the Target Trust Board or the Acquiring Trust Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

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Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity. The governing instruments of the Target Fund provide that shareholders of the Target Fund have the power to vote, to the same extent as the stockholders of a Massachusetts corporation, as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Fund or its shareholders.

Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction. The governing instruments of the Acquiring Fund provide that shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action, and that Acquiring Fund shareholders will be barred from commencing a derivative action if the Acquiring Trust Board determines that the action would not be in the best interests of the Acquiring Fund.

Amendment of Governing Instruments

No amendment may be made to the Target Fund Declaration without the affirmative vote of a majority of the outstanding shares of the Target Trust, except (a) to change the Target Trust’s name or to cure technical problems in the Target Fund Declaration and (b) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Target Trust shares or other provisions relating to Target Trust shares in response to applicable laws or regulations.

Except as otherwise required by applicable law, the Acquiring Trust Board generally has the right to amend the Acquiring Fund Declaration without shareholder approval, except that shareholder approval is required for an amendment to the Acquiring Fund Declaration that would affect the shareholders’ right to vote.

The bylaws of both the Acquiring Fund and the Target Fund may be amended, and/or restated at any time, without shareholder approval.

Liability of Shareholders

Under Massachusetts law, shareholders of a business trust, such as the Target Trust, could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Target Fund Declaration, however, disclaims shareholder liability for acts or obligations of the Target Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Target Trust or its trustees. The Target Fund Declaration provides for indemnification out of all the property of the Target Fund for all loss and expense of any shareholder of the Target Fund held personally liable solely by reason of his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Target Fund would be unable to meet its obligations.

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Under the Delaware Statutory Trust Act, shareholders of the Acquiring Trust are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the Delaware General Corporation Law. The Acquiring Fund Declaration provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Acquiring Trust, and not because of such shareholder’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Acquiring Trust against all loss and expense arising from such claim or demand but only out of the assets held with respect to the particular series or class of which such person is or was a shareholder and from or in relation to which such liability arose.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. A summary of all material provisions of the Agreement is provided below, and should be read carefully.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Acquiring Fund. The valuation procedures of the Target Fund are similar to those of the Acquiring Fund. Each Fund generally values the foreign equity securities in its portfolio at the last quoted sales price or the official closing price on the exchange where the security is primarily traded. The Funds’ valuation procedures differ, however, because the Target Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market on a daily basis, while the Acquiring Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market only on days that the movements in the U.S. market exceed a certain threshold. In addition, the Funds’ valuation procedures differ with respect to the independent pricing service that provides the systematic fair valuation factors. As a result, the total dollar value of Acquiring Fund shares that you receive in the Reorganization may be slightly higher or lower than the total dollar value of your Target Fund shares immediately prior to the Reorganization.

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around [September 24], 2018 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

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Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services). While no interest in CSIM is being sold in connection with the Reorganization, Mondrian has agreed to use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act.

Board Considerations in Approving the Reorganization

In reaching the decision to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization at a meeting held on June 5, 2018 (the “Board Meeting”), the Board of Trustees of the Target Trust, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that participation of the Target Fund in the Reorganization is in the best interests of the shareholders of the Target Fund and would not result in dilution of such shareholders’ interests. The Trustees’ determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting and prior meetings. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the proposed reorganizations of several funds sub-advised by Mondrian, their determinations with respect to each proposed reorganization were made on a fund-by-fund basis. The factors considered by the Trustees during their evaluation included the following:

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•	The Trustees considered the business reputation and financial condition of Mondrian, as well as Mondrian’s experience running mutual funds, Mondrian’s regulatory history, and the legal, compliance and administrative services supporting the Acquiring Fund.

•	The Trustees considered that Mondrian, the sub-adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund and continue to perform the day-to-day portfolio management of the Acquiring Fund. The Trustees noted that it is intended that Mondrian personnel involved in the day-to-day management of the Acquiring Fund’s portfolio will be the same personnel currently managing the Target Fund’s portfolio, which will promote continuity of asset management for Fund shareholders participating in the Reorganization.

•	The Trustees considered that, after the Reorganization, Mondrian, as investment adviser to the Acquiring Fund, would be providing a comparable level of portfolio management services to the Acquiring Fund as currently being provided to the Target Fund.

•	The Trustees reviewed the investment objectives, policies and investment restrictions of both the Target Fund and Acquiring Fund and considered that the Acquiring Fund will have substantially the same investment objective and substantially similar principal investment strategies as the Target Fund and noted the performance records of the Target Fund and Acquiring Fund.

•	The Trustees considered that, other than brokerage or similar costs or transfer taxes incurred on purchases and sales of portfolio securities in connection with the Reorganization and other tax costs, if any, of the sale of portfolio securities of the Target Fund, Mondrian and its affiliates are bearing the direct costs of the Reorganization, including proxy solicitation costs.

•	The Trustees considered that Mondrian is proposing to contractually agree to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit the total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and non-routine expenses) to 0.79% until February 28, 2021.

•	The Trustees considered that the management fee and the total annual operating expense ratio, after application of the expense limitation, of the Acquiring Fund are expected to be lower than the management fee and the total annual operating expense ratio of the Target Fund.

•	The Trustees considered that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund.

•	The Trustees considered that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the Acquiring Fund. There may, however, be certain tax costs to the Target Fund or its shareholders resulting from certain sales of portfolio securities by the Target Fund. See “Costs of the Reorganization.”

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•	The Trustees considered that the Reorganization will be consummated at net asset value (as determined using the Acquiring Fund’s valuation policies and procedures), and that the valuation policies and procedures for the Acquiring Fund are not materially different from those of the Target Fund.

•	The Trustees considered the economic benefit to CSIM and Mondrian.

•	The Trustees considered the future prospects for the Target Fund and alternatives to the Reorganization and took into account CSIM’s determination that the Target Fund is not in line with its current strategic focus and that it will not continue to serve indefinitely as the investment adviser to the Target Fund and CSIM’s belief that the Reorganization would be more beneficial to the Target Fund’s shareholders as compared to closing and liquidating the Target Fund.

•	The Trustees considered that the Reorganization of the Target Fund is subject to the approval of Target Fund shareholders.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

•	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund solely in exchange for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code;

•	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange;

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•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset;

•	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

•	The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged immediately prior to the Reorganization pursuant to Section 358(a)(1) of the Code;

•	The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the Target Fund shares were held as a capital asset as of the Closing Date of the Reorganization pursuant to Section 1223(1) of the Code; and

•	The Acquiring Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury regulations), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

Neither the Target Fund nor the Acquiring Fund has requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization. On October 31, 2017, the Acquiring Fund had a capital loss carryforward of $13,859,481. On March 31, 2018, the Target Fund did not have any capital loss carryforwards. Utilization of capital loss carryforwards of the Target Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Target Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, neither Fund will be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

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Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganization

Mondrian or an affiliate will pay all of the direct costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund shareholders and holding the Meeting (and any adjournments and postponements thereof). However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding Mondrian’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to reposition approximately [XX]% of its portfolio, and pay approximately $[XX] ($[XX] per share) in brokerage and other transaction costs, in connection with the Reorganization. The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, and the specific securities sold and/or transferred to the Acquiring Fund.

The sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may also result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding Mondrian’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to realize approximately $[XX] ($[XX] per share) in capital gains in connection with the Reorganization. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of March 31, 2018, the Target Fund had no capital loss carryforwards.

The Target Trust Board unanimously recommends that shareholders of the Target Fund approve the Reorganization.

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VOTING INFORMATION

Proxy Statement/Prospectus

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about [July 30], 2018, to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date was approximately [XX].

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

Quorum Requirement and Adjournment

In order to transact business at the Meeting, the Target Fund must achieve a quorum. This means that at least forty percent (40%) of the Target Fund’s shares entitled to vote must be represented at the Meeting – either in person or by proxy. Any lesser number of shares, however, is sufficient for adjournments. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). As discussed more fully below in the section entitled “Tabulation of Votes,” broker non-votes are considered present for purposes of determining the presence of a quorum.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the Proposal. Any such adjournments or postponements will require the affirmative vote of a majority of the votes cast on the question in person or by proxy, whether or not a quorum is present, at the session of the Meeting to be adjourned, as required by the Target Fund Declaration. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on the Proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Target Trust Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Tabulation of Votes

Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Target Fund to tabulate such votes. Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “Against” the Proposal. Pursuant to certain rules promulgated by the NYSE that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

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Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies “FOR” the Proposal.

Required Vote

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Target Trust and officers and employees of service providers of the Target Trust, including Mondrian and CSIM, who will not be paid for these services.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

[To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.]

OTHER MATTERS

Capitalization

The following table shows the capitalization of the Target Fund and the Acquiring Fund as of March 30, 2018 and the capitalization of the Acquiring Fund on a pro forma combined basis (unaudited) as of March 30, 2018, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on March 30, 2018, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date.

The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

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	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
Net Assets	$117,694,276	$492,858,630	$(124,888	)(1)	$610,428,018
Shares Outstanding	17,909,368	31,810,729	(10,311,287)		39,408,810	(2)
Net Asset Value Per Share	$6.57	$15.49	$—		$15.49

(1)	Reflects the brokerage and other transaction costs of the Reorganization expected to be paid by the Target Fund and the differences in the Funds’ valuation procedures.
(2)	Pro forma shares outstanding are calculated by dividing the net assets of the Target Fund by the net asset value per share of the Acquiring Fund and adding the result to the number of shares of the Acquiring Fund currently outstanding.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.

Shareholder Proposals

The Target Fund does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Target Fund shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Target Fund shareholder meeting should send their written proposals to the Clerk of the Target Trust, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

Householding

“Householding” means that the Target Trust delivers a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. The Target Trust will provide only one set of these proxy materials to each such household, unless the Target Trust receives contrary instructions.

The Target Trust will promptly deliver separate copies of the proxy statement at the request of any shareholder who is in a household that participates in the householding of the Target Fund’s proxy materials. You may call 1-800-542-1061 and provide your Fund name or send your request to House Holding: Attention Banks/Brokers Department, 51 Mercedes Way, Edgewood, NY 11717.

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If you currently receive multiple copies of the Target Fund’s proxy materials and would like to participate in householding, please contact your financial intermediary.

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EXHIBIT A

OWNERSHIP OF THE TARGET FUND

Significant Holders

The following table shows, as of the Record Date, the accounts of the Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Shareholders Name and Address	Total Shares	Percentage

[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%

A-1

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [XX] day of [XX], 2018 by and among (i) Laudus Trust, a Massachusetts voluntary association (commonly known as a business trust) (“Target Trust”), on behalf of one of its series, the Laudus Mondrian International Equity Fund (“Target Fund”); (ii) Gallery Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of one of its series, the Mondrian International Equity Fund (“Acquiring Fund”); (iii) solely for the purposes of Sections 1.1(f), 4.3, 5.1(f) and 11.1, Charles Schwab Investment Management, Inc. (“CSIM”), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.1(g), 4.4, 9.2 and 11.2, Mondrian Investment Partners Limited (“Mondrian”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. The Acquiring Trust and the Target Trust agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by CSIM or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g) To the extent applicable, Mondrian will use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. Mondrian will use its commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 per cent of the members of the Board of Trustees of the Acquiring Fund are not interested persons of Mondrian or CSIM; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Acquiring Trust’s Board of Trustees (“Acquiring Fund Valuation Procedures”).

(b) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time using the Acquiring Fund Valuation Procedures.

(c) The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall be determined by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the net asset value per share of the Acquiring Fund Shares (described in Section 2.1(b)).

(d) All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party.

(e) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “Valuation Date” shall mean the business day next preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on [September 24, 2018] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Target Fund is duly organized as a series of the Target Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-Laws, each as amended and as currently in effect (“Target Trust Governing Documents”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. As used in this Agreement, the term “good standing under the laws of The Commonwealth of Massachusetts” means (i) having filed a copy of the Target Trust’s Agreement and Declaration of Trust pursuant to Chapter 182 of the General Laws of The Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in the Target Trust’s Agreement and Declaration of Trust and to transact business in The Commonwealth of Massachusetts;

(b) The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Fund for the Target Fund’s fiscal year ended March 31, 2018 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since March 31, 2018, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Trust, to the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.1;

(n) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of the shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r) The due diligence materials of the Target Fund made available to the Acquiring Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Acquiring Trust to the Target Trust dated April 9, 2018 are true and correct in all material respects and contain no material misstatements or omissions;

(s) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(t) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;

(u) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(w) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;

(x) The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(y) The Target Fund has maintained since its formation its March 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its March 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”

(z) The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2017 excise tax and March 31, 2018 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and

(aa) The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.

4.2. The Acquiring Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Trust and the Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Acquiring Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(g) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Acquiring Fund for the Acquiring Fund’s fiscal year ended October 31, 2017 have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period ended April 30, 2018, were prepared in accordance with GAAP, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since April 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquiring Fund, the redemption of Acquiring Fund shares held by shareholders of the Acquiring Fund or the discharge of the Acquiring Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Closing Date, all Returns (as defined in Section 4.1(k)) of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined in Section 4.1(k)) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Target Trust, to the Acquiring Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(l) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.2;

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(o) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(r) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s) The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund;

(t) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Mondrian or an affiliate of Mondrian;

(u) The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Trust for use therein;

(v) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund;

(w) The due diligence materials of the Acquiring Fund made available to the Target Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Target Trust to the Acquiring Trust dated April 25, 2018 are true and correct in all material respects and contain no material misstatements or omissions; and

(x) The Acquiring Trust is not aware of any arrangement whereby it or any affiliated person of the Acquiring Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

4.3 CSIM represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) CSIM is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of CSIM, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of CSIM, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4 Mondrian represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) Mondrian is a limited company, duly formed, validly existing and in good standing under the laws of England and Wales;

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Mondrian, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Mondrian, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).

(c) The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f) Subject to the provisions of this Agreement, each party will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and CSIM each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i) On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k) The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(l) The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(m) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(n) The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d) The Target Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i) The Acquiring Trust is duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e) In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust; and

(f) The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(f).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;

(e) The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f) The Acquiring Trust shall have received a favorable opinion of Dechert LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i) The Target Trust is duly formed, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv) The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v) The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g) In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust; and

(h) The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h).

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Target Trust, the Acquiring Trust and others, and the officers of the Target Trust and the Acquiring Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Mondrian, or an affiliate thereof, will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Mondrian, or an affiliate thereof, shall include, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization other than as described in this Agreement. Notwithstanding the foregoing, Mondrian will not pay liability insurance expenses covering the actions of the trustees and officers of the Target Trust with respect to the Target Fund, and Mondrian will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.	INDEMNIFICATION

11.1. CSIM agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2. Mondrian agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1. Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust (the “Confidentiality Agreement”), each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; or (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6. A copy of the Agreement and Declaration of Trust of the Target Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Target Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Trust.

15.7. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.	CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

17.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Acquiring Trust:

Gallery Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

For Target Trust:

Laudus Trust

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

For Mondrian:

Mondrian Investment Partners Limited

10 Gresham Street, 5th Floor

London, England EC2V 7JD

Attention: Jason Menegakis

For CSIM:

Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Laudus Trust,
on behalf of the Laudus Mondrian International Equity Fund

By:
Name:
Title:

Gallery Trust,
on behalf of the Mondrian International Equity Fund

By:
Name:
Title:

Charles Schwab Investment Management, Inc.,
solely for the purposes of Sections 1.1(f), 4.3, 5.1(f) and 11.1

By:
Name:
Title:

Mondrian Investment Partners Limited
solely for the purposes of Sections 1.1(g), 4.4, 9.2 and 11.2

By:
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Schedule 8.5
Tax Opinions

(i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund solely in exchange for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii) No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund (in pursuance of the Plan) pursuant to Section 361(c)(1) of the Code.

(iv) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange.

(vi) The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged immediately prior to the Reorganization pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the Target Fund shares were held as a capital asset as of the Closing Date of the Reorganization pursuant to Section 1223(1) of the Code.

(x) The Acquiring Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury regulations), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

EXHIBIT C

FINANCIAL HIGHLIGHTS

This section provides further details about the financial history of the Funds for the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows the percentage that an investor in a Fund would have earned or lost during a given period, assuming all distributions were reinvested.

The information for the Target Fund has been audited by PricewaterhouseCoopers LLP (“PWC”), an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

The information for the Acquiring Fund for periods ended on or before October 31, 2017 has been audited by PWC, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus. The information for the Acquiring Fund for the six months ended April 30, 2018 has been derived from the Acquiring Fund’s unaudited financial statements, which are included in the Acquiring Fund Semi-Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

C-1

Laudus Mondrian International Equity Fund

	4/1/17– 3/31/18[1]	4/1/16– 3/31/17	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14
Per-Share Data
Net asset value at beginning of period	$6.12	$5.68	$6.50	$8.81	$7.46
Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.18	0.16	0.27	0.35
Net realized and unrealized gains (losses)	0.53	0.42	(0.61)	(0.41)	1.22
Total from investment operations	0.69	0.60	(0.45)	(0.14)	1.57
Less distributions:
Distributions from net investment income	(0.18)	(0.16)	(0.15)	(0.89)	(0.22)
Distributions from net realized gains	(0.06)	–	(0.22)	(1.28)	–
Total distributions	(0.24)	(0.16)	(0.37)	(2.17)	(0.22)
Net asset value at end of period	$6.57	$6.12	$5.68	$6.50	$8.81
Total return	11.22%	10.78%	(6.88%)	0.11%	21.31%

Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.89%[3]	0.90%	0.91%[4]	1.01%[5]	1.05%
Gross operating expenses	0.98%[3]	0.96%	1.06%	1.07%	1.07%
Net investment income (loss)	2.37%[3]	3.10%	2.53%	3.28%	4.24%
Portfolio turnover rate	23%	34%	29%	36%[6]	25%
Net assets, end of period (x 1,000)	$117,694	$92,312	$110,873	$91,981	$162,366

1	Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.

2	Calculated based on the average shares outstanding during the period.

3	The ratio of net operating expenses and gross operating expenses would have been 0.90% and 0.99%, respectively, and the ratio of net investment income would have been 2.36%, if the custody out-of-pocket fee reimbursement had not been included.

4	The ratio of net operating expenses would have been 0.90%, if certain non-routine expenses had not been incurred.

5	Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.

6	Portfolio turnover excludes the impact of investment activity from a merger with another fund.

C-2

Gallery Trust	Mondrian International Equity Fund

Financial Highlights
Selected per share data & ratios for a share outstanding throughout the period
	Six-month period ended		Year Ended
	4/30/18 (Unaudited)		10/31/17		10/31/16(2)	10/31/15(2)		10/31/14(2)	10/31/13(2)
Net asset value, beginning of period	$15.97		$13.46		$14.24	$15.12		$15.34	$12.84
Income/(loss) from operations:(1)
Net investment income	0.17		0.42		0.43	0.38		0.63	0.34
Net realized and unrealized gain/(loss) on investments	0.25		2.40		(0.84)	(0.58)		(0.43)	2.70
Total gain/(loss) from operations	0.42		2.82		(0.41)	(0.20)		0.20	3.04
Redemption fees	—		—	(4)	— (4)	—		—	—
Dividends and distributions from:
Net investment income	(0.48)		(0.31)		(0.37)	(0.68)		(0.42)	(0.54)
Total dividends and distributions	(0.48)		(0.31)		(0.37)	(0.68)		(0.42)	(0.54)
Net asset value, end of period	$15.91		$15.97		$13.46	$14.24		$15.12	$15.34
Total return+	2.67%		21.39%		(2.83)%	(1.39)%		1.46%	24.59%
Ratios and Supplemental Data
Net assets, end of period ($ Thousands)	$503,408		$580,798		$420,277	$358,381		$446,527	$491,683
Ratio of expenses to average net assets (including waivers and reimbursements)	0.79	%*	0.79%		0.82%	0.88%		0.86%	0.88%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.87	%*	0.85%		0.89%	0.88%		0.86%	0.88%
Ratio of net investment income to average net assets	2.22	%*	2.91%		3.20%	2.54%		4.04%	2.48%
Portfolio turnover rate	10	%**	28	%(3)	20%	28	%(3)	21%	20%

(1)	Per share calculations were performed using average shares for the period.
(2)	On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Information presented prior to March 14, 2016 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(3)	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.
(4)	Value is less than $0.01 per share.
*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
+	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

Amounts designated as “—” are $0 or have been rounded to $0.

C-3

Dear Shareholder:

Your vote is needed.

Enclosed is some important information concerning your investment in the Laudus Mondrian Emerging Markets Fund and/or the Laudus Mondrian International Government Fixed Income Fund (each, a “Target Fund,” and together, the “Target Funds”), each an existing series of Laudus Trust (the “Target Trust”). The Board of Trustees of the Target Trust, after careful consideration, has approved the following reorganizations (each, a “Reorganization,” and together, the “Reorganizations”):

•	The reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund, a newly created series of Gallery Trust (the “Acquiring Trust”); and

•	The reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund (together with the Mondrian Emerging Markets Equity Fund, the “Acquiring Funds,” and each, an “Acquiring Fund”), a newly created series of the Acquiring Trust.

A joint special meeting of shareholders of the Target Funds has been scheduled for [September 17], 2018 at 9:00 a.m., Pacific Time, to vote on the Reorganizations. Target Fund shareholders of record as of the close of business on [July 20], 2018 are entitled to vote at the meeting and at any adjournment or postponement of the meeting.

The attached combined Proxy Statement/Prospectus gives you information relating to the Reorganizations. The Board of Trustees of the Target Trust recommends that shareholders of the Target Funds approve the Reorganizations. Each Reorganization is expected to benefit shareholders because:

•	Continuity of Management - Mondrian Investment Partners Limited (“Mondrian”), the investment sub-adviser of each Target Fund, serves as the investment adviser of each Acquiring Fund. The portfolio management team of the Mondrian Emerging Markets Equity Fund is the same as the portfolio management team of its corresponding Target Fund. The portfolio management team of the Mondrian International Government Fixed Income Fund is substantially the same as the portfolio management team of its corresponding Target Fund.

•	Lower Fees - Each Reorganization is expected to result in a reduction in management fees and annual operating expenses, both before and after fee waivers.

•	Compatibility of Investment Objectives and Strategies - Each Acquiring Fund has the same investment objective and substantially the same principal investment strategies and principal risks as its corresponding Target Fund.

•	Experienced Trustees, Officers and Service Providers - Each Acquiring Fund has experienced trustees and officers. Also, the administrator, distributor and other service providers of each Acquiring Fund are established mutual fund service providers.

•	Best Alternative - Charles Schwab Investment Management, Inc. (“CSIM”) has decided to cease being the investment adviser of the Target Funds, and CSIM and Mondrian believe that the Reorganizations are the best alternatives for shareholders of the Target Funds.

•	Tax-free Reorganization - Each Reorganization is anticipated to be a tax-free reorganization for federal income tax purposes.

If shareholders of a Target Fund approve its Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about [September 24], 2018. Upon the completion of a Reorganization, each shareholder of the Target Fund will receive shares of the Acquiring Fund having a total dollar value that is equal to the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization. We encourage you to support the Trustees’ recommendation to approve the proposals. Before you vote, however, please read the full text of the combined Proxy Statement/Prospectus. If you have any questions regarding the Reorganization, please call Jim Brecker of Mondrian at 215-825-4542.

While you are, of course, welcome to join us at the meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the meeting may be adjourned or postponed to permit further solicitation of proxies.

Your vote is important to us. Thank you for taking the time to consider this important proposal and for your continuing investment.

Laudus Trust

211 Main Street

San Francisco, California 94105

800-648-5300

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE

Laudus Mondrian Emerging Markets Fund

and the

Laudus Mondrian International Government Fixed Income Fund

To Be Held on [September 17], 2018

A joint special meeting (the “Meeting”) of the shareholders of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Laudus Trust (the “Target Trust”) will be held on [September 17], 2018 at 9:00 a.m., Pacific Time, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105 to vote on the following proposals (each, a “Proposal,” and together, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal 1:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Laudus Mondrian Emerging Markets Fund, and Gallery Trust (the “Acquiring Trust”), on behalf of the Mondrian Emerging Markets Equity Fund, a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Laudus Mondrian Emerging Markets Fund by the Mondrian Emerging Markets Equity Fund in exchange for shares of the Mondrian Emerging Markets Equity Fund; (b) the distribution of such shares to the shareholders of the Laudus Mondrian Emerging Markets Fund; and (c) the liquidation and termination of the Laudus Mondrian Emerging Markets Fund.

Proposal 2:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Laudus Mondrian International Government Fixed Income Fund, and the Acquiring Trust, on behalf of the Mondrian International Government Fixed Income Fund (together with the Mondrian Emerging Markets Equity Fund, the “Acquiring Funds,” and each, an “Acquiring Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Laudus Mondrian International Government Fixed Income Fund by the Mondrian International Government Fixed Income Fund in exchange for shares of the Mondrian International Government Fixed Income Fund; (b) the distribution of such shares to the shareholders of the Laudus Mondrian International Government Fixed Income Fund; and (c) the liquidation and termination of the Laudus Mondrian International Government Fixed Income Fund.

Shareholders of each Target Fund will vote separately on each Proposal, as shown below:

Target Fund	Acquiring Fund	Proposal #
Laudus Mondrian Emerging Markets Fund	Mondrian Emerging Markets Equity Fund	1
Laudus Mondrian International Government Fixed Income Fund	Mondrian International Government Fixed Income Fund	2

Target Fund shareholders of record as of the close of business on [July 20], 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Funds vote “FOR” the Proposals as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

By order of the Board of Trustees,

/s/ Marie Chandoha

Marie Chandoha
Trustee and President of the Target Trust

[date], 2018

2

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Government Fixed Income Fund, each a series of Laudus Trust 211 Main Street San Francisco, California 94105 800-648-5300	Mondrian Emerging Markets Equity Fund and Mondrian International Government Fixed Income Fund, each a series of Gallery Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781

PROXY STATEMENT/PROSPECTUS

[date], 2018

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Laudus Trust (the “Target Trust”), should know before voting on the proposed reorganizations that are described herein (each, a “Reorganization,” and together, the “Reorganizations”), and should be retained for future reference. This document is both the proxy statement of the Target Funds and also a prospectus for the Mondrian Emerging Markets Equity Fund and the Mondrian International Government Fixed Income Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a newly created series of Gallery Trust (the “Acquiring Trust”). The Target Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) are each series of registered open-end management investment companies.

A joint special meeting of the shareholders of the Target Funds (the “Meeting”) will be held at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105 on [September 17], 2018 at 9:00 a.m., Pacific Time. At the Meeting, shareholders of the Target Funds will be asked to consider the following proposals (each, a “Proposal,” and together, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal 1:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Laudus Mondrian Emerging Markets Fund, and the Acquiring Trust, on behalf of the Mondrian Emerging Markets Equity Fund, a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Laudus Mondrian Emerging Markets Fund by the Mondrian Emerging Markets Equity Fund in exchange for shares of the Mondrian Emerging Markets Equity Fund; (b) the distribution of such shares to the shareholders of the Laudus Mondrian Emerging Markets Fund; and (c) the liquidation and termination of the Laudus Mondrian Emerging Markets Fund.

Proposal 2:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Laudus Mondrian International Government Fixed Income Fund, and the Acquiring Trust, on behalf of the Mondrian International Government Fixed Income Fund, a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Laudus Mondrian International Government Fixed Income Fund by the Mondrian International Government Fixed Income Fund in exchange for shares of the Mondrian International Government Fixed Income Fund; (b) the distribution of such shares to the shareholders of the Laudus Mondrian International Government Fixed Income Fund; and (c) the liquidation and termination of the Laudus Mondrian International Government Fixed Income Fund.

Shareholders of each Target Fund will vote separately on each Proposal, as shown below:

Target Fund	Acquiring Fund	Proposal #
Laudus Mondrian Emerging Markets Fund	Mondrian Emerging Markets Equity Fund	1
Laudus Mondrian International Government Fixed Income Fund	Mondrian International Government Fixed Income Fund	2

The approval of one Reorganization is not contingent upon the approval of the other Reorganization.

The total dollar value of shares of the Acquiring Fund (“Acquiring Fund Shares”) that you will receive in a Reorganization will be the same as the total dollar value of your Target Fund shares immediately prior to the Reorganization. Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of each Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Board of Trustees of the Target Trust (the “Target Trust Board”) has fixed the close of business on [July 20], 2018 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of each Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [July 30], 2018, to all shareholders eligible to vote on the Proposals.

The Target Trust Board has approved an Agreement and Plan of Reorganization for each Reorganization (the “Agreement”) and has determined that each Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposals. If shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation.

Additional information about the Funds is available in the following:

1.	Summary Prospectuses dated February 28, 2018 for the Target Funds, as supplemented (“Target Funds Summary Prospectuses”);

2.	Prospectus dated July 28, 2017 for the Target Funds, as supplemented (“Target Funds Prospectus”);

3.	Statement of Additional Information dated July 28, 2017 for the Target Funds, as supplemented (“Target Funds SAI”); and

4.	The audited financial statements and related report of the independent registered public accounting firm included in each Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2018 (“Target Funds Annual Report”).

The financial highlights for the Target Funds contained in the Target Funds Annual Report are included in this Proxy Statement/Prospectus as Exhibit D.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Funds Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (“Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Funds Summary Prospectuses and the Target Funds Annual Report have previously been delivered to shareholders. The Target Funds Prospectus, Target Funds SAI and Target Funds Annual Report are available on the Target Funds’ website at www.schwabfunds.com/laudusfunds_prospectus. Copies of these documents are also available at no cost by calling 1.800.447.3332 (Retail Investors) or 1.877.824.5615 (Registered Investment Professionals) or writing to the Target Funds at Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266. Copies of the Merger SAI are available at no charge by writing to the Acquiring Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

[TABLE OF CONTENTS]

Shareholder Proposals	42
Householding	42
Exhibits
EXHIBIT A Additional Information about the Acquiring Funds	A-1
EXHIBIT B Ownership of the Target Funds	B-1
EXHIBIT C Form of Agreement and Plan of Reorganization	C-1
EXHIBIT D Financial Highlights	D-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganizations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, in the Target Funds Prospectus and/or in the Target Funds SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Funds Prospectus, and the Target Funds SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Funds should know before voting on the Proposals. This document is both a proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.

On what am I being asked to vote?

You are being asked to approve transitioning your Target Fund to a new fund family. Specifically, you are being asked to vote on the approval of the Agreement between your Target Fund and the corresponding Acquiring Fund providing for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, in exchange solely for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. If shareholders approve the Agreement, you will receive shares in the Acquiring Fund having a total dollar value equal to the total dollar value of your Target Fund shares immediately prior to the Reorganization.

What are the reasons for the proposed Reorganizations?

The proposed Reorganizations would enable Mondrian Investment Partners Limited (“Mondrian”), the investment sub-adviser of the Target Funds and the investment adviser of the Acquiring Funds, to serve as the sole investment adviser with respect to the assets invested in each Target Fund, by transferring such assets to the corresponding Acquiring Fund. The proposed Reorganizations, in turn, are expected to result in a reduction in management fees and annual operating expenses, both before and after fee waivers, and provide Mondrian with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base.

In considering the Reorganizations and the Agreement, the Target Trust Board considered these and other factors in concluding that each Reorganization would be in the best interest of the Target Fund and its shareholders. The Target Trust Board’s considerations are described in more detail in “THE PROPOSED REORGANIZATIONS — Board Considerations in Approving the Reorganizations” section below.

Has the Target Trust Board approved the Reorganizations?

Yes. The Target Trust Board has carefully reviewed the Proposals and unanimously approved the Agreement and the Reorganizations. The Board recommends that shareholders of the Target Funds vote “FOR” the Proposals.

What effect will the Reorganizations have on me as a shareholder?

Immediately after the Reorganization of your Target Fund, you will hold shares of the corresponding Acquiring Fund having a total dollar value equal to the total dollar value of your Target Fund shares immediately prior to the Reorganization. The principal differences between each Target Fund and its corresponding Acquiring Fund are described in this Proxy Statement/Prospectus.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Each Acquiring Fund and its corresponding Target Fund have the same investment objective, as described below. Each Fund’s investment objective is classified as non-fundamental, which means that a Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and an Acquiring Fund’s investment objective can be changed by the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) without shareholder approval.

Investment Objectives

Laudus Mondrian Emerging Markets Fund (Target Fund)	Mondrian Emerging Markets Equity Fund (Acquiring Fund)
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Mondrian International Government Fixed Income Fund (Acquiring Fund)
The Fund seeks long-term total return consistent with its value-oriented investment approach.	The Fund seeks long-term total return consistent with its value-oriented investment approach.

The principal investment strategies of each Acquiring Fund are substantially the same as the principal investment strategies of its corresponding Target Fund. The Mondrian Emerging Markets Equity Fund and its corresponding Target Fund invest primarily in equity securities of large capitalization emerging market countries, and are managed by Mondrian using the same investment process. The Mondrian International Government Fixed Income Fund and its corresponding Target Fund invest primarily in fixed income securities of foreign governments, or their agencies or instrumentalities, and other issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States, and are managed by Mondrian using the same investment process. As a result, although the Funds describe them differently, the principal risks of owning shares of each Acquiring Fund are substantially the same as the principal risks of owning shares of its corresponding Target Fund.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Risks of Investing in the Funds” compare the principal investment strategies and principal risks of each Target Fund and its corresponding Acquiring Fund.

How do the Funds’ expenses compare?

The following tables compare the annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of each Target Fund with the pro forma expense ratio of its corresponding Acquiring Fund. The management fee and annual operating expenses, before and after fee waivers, of each Acquiring Fund are expected to be lower than those of its corresponding Target Fund. The pro forma expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

Proposal 1: Reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund

	Current Laudus Mondrian Emerging Markets Fund (Target Fund)	Pro Forma Mondrian Emerging Markets Equity Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investments)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.75%
Other Expenses[1]	0.22%	0.20%
Total Annual Fund Operating Expenses	1.22%	0.95%
Less Fee Waiver and/or Expense Reimbursement	(0.02)%[2]	(0.03)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.92%

(1)	The Target Fund other expenses reflect expenses for the fiscal year ended March 31, 2018. The pro forma Acquiring Fund other expenses are based on estimated amounts for the current fiscal year, after giving effect to the Reorganization.
(2)	Charles Schwab Investment Management, Inc. (“CSIM”), the Target Fund’s investment adviser, has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Target Fund to 1.20% until at least July 30, 2020. During this term, the agreement may only be amended or terminated with the approval of the Target Trust Board. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Target Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Target Fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year or the current year. CSIM may, but is not required to, extend the agreement for additional years.
(3)	Mondrian has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.92% of the Acquiring Fund’s average daily net assets until February 28, 2021. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by Mondrian, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on February 28, 2021.

Example

This example is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the periods described in the footnotes to the fee table) remain the same. The expenses would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

	One Year	Three Years	Five Years	Ten Years
Laudus Mondrian Emerging Markets Fund (Target Fund)	$122	$383	$666	$1,474
Mondrian Emerging Markets Equity Fund (Acquiring Fund) (pro forma)	$94	$294	$517	$1,159

Proposal 2: Reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund

	Current Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Pro Forma Mondrian International Government Fixed Income Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investments)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.50%
Other Expenses[1]	0.22%	0.26%
Total Annual Fund Operating Expenses	0.82%	0.76%
Less Fee Waiver and/or Expense Reimbursement	(0.07)%[2]	(0.16)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.60%

(1)	The Target Fund other expenses reflect expenses for the fiscal year ended March 31, 2018. The pro forma Acquiring Fund other expenses are based on estimated amounts for the current fiscal year, after giving effect to the Reorganization.
(2)	CSIM, the Target Fund’s investment adviser, has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Target Fund to 0.75% until at least July 30, 2020. During this term, the agreement may only be amended or terminated with the approval of the Target Trust Board. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Target Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Target Fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year or the current year. CSIM may, but is not required to, extend the agreement for additional years.
(3)	Mondrian has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.60% of the Acquiring Fund’s average daily net assets until February 28, 2021. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by Mondrian, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on February 28, 2021.

Example

This example is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the periods described in the footnotes to the fee table) remain the same. The expenses would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

	One Year	Three Years	Five Years	Ten Years
Laudus Mondrian International Government Fixed Income Fund (Target Fund)	$77	$247	$441	$1,000
Mondrian International Government Fixed Income Fund (Acquiring Fund) (pro forma)	$61	$196	$376	$898

For further discussion regarding the Target Trust Board’s consideration of the fees and expenses of the Funds in approving the Reorganizations, see the section entitled “THE PROPOSED REORGANIZATIONS — Board Considerations in Approving the Reorganizations” in this Proxy Statement/Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples shown above, affect each Fund’s performance.

During the fiscal year ended March 31, 2018, the portfolio turnover rates of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund were 39% and 52%, respectively, of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Funds because the Acquiring Funds have not yet commenced operations.

How do the performance records of the Funds compare?

Set forth below is the performance information for each Target Fund. If the Reorganizations are approved, each Acquiring Fund will assume the performance history of its corresponding Target Fund. The Acquiring Funds do not have performance history because they have not yet commenced operations.

Proposal 1: Reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund

The bar chart below shows how the Target Fund’s investment results have varied from year to year, and the following table shows how the Target Fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the Target Fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/laudusfunds_prospectus.

Annual Total Returns

Best Quarter	Worst Quarter
30.77%	(24.85)%
(June 30, 2009)	(December 31, 2008)

Year-to-date performance (non-annualized and before taxes) as of 6/30/2018: [XX]%

Average Annual Total Returns for Periods Ended December 31, 2017

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Target Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Returns after taxes on distributions and sale of Target Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Target Fund shares.

Laudus Mondrian Emerging Markets Fund	1 Year	5 Years	10 Years
Return Before Taxes	26.84%	(0.40)%	0.86%
Return After Taxes on Distributions	26.08%	(0.80)%	0.60%
Return After Taxes on Distributions and Sale of Fund Shares	15.88%	(0.25)%	0.83%
Comparative Index (reflects no deduction for expenses or taxes)
MSCI Emerging Markets Index (Net)[1]	37.28%	4.35%	1.68%

1	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Proposal 2: Reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund

The bar chart below shows how the Target Fund’s investment results have varied from year to year, and the following table shows how the Target Fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the Target Fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/laudusfunds_prospectus.

Annual Total Returns

Best Quarter	Worst Quarter
11.42%	(11.17)%
(March 31, 2008)	(December 31, 2016)

Year-to-date performance (non-annualized and before taxes) as of 6/30/2018: [XX]%

Average Annual Total Returns for Periods Ended December 31, 2017

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Target Fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Returns after taxes on distributions and sale of Target Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Target Fund shares.

Laudus Mondrian International Government Fixed Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	10.51%	(1.38)%	2.23%
Return After Taxes on Distributions	10.51%	(1.74)%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares	5.95%	(1.06)%	1.55%
Comparative Index (reflects no deduction for expenses or taxes)
FTSE Non-U.S. Dollar World Government Bond Index[1]	10.33%	(0.29)%	2.44%

1	Formerly known as Citigroup Non-U.S. Dollar World Government Bond Index.

How do the investment advisers and distributors of the Funds compare?

Investment Advisers

CSIM serves as the investment adviser, and Mondrian serves as the investment sub-adviser, of the Target Funds. Mondrian serves as the investment adviser of the Acquiring Funds.

CSIM, located at 211 Main Street, San Francisco, California 94105, is a wholly-owned subsidiary of The Charles Schwab Corporation, a publicly traded company. CSIM was founded in 1989, and, as of March 31, 2018, CSIM had approximately $348.4 billion in assets under management.

Mondrian, a limited company organized under the laws of England and Wales in 1990, is located at 10 Gresham Street, 5th Floor, London, England EC2V 7JD. Mondrian is 100% employee owned through Atlantic Value Investment Partnership LP. As of March 31, 2018, Mondrian had approximately $59.5 billion in assets under management.

Distributors

Charles Schwab & Co., Inc. acts as the distributor of shares of the Target Funds. The address of Charles Schwab & Co., Inc. is 211 Main Street, San Francisco, California 94105. SEI Investments Distribution Co. acts as the distributor of shares of the Acquiring Funds. The address of SEI Investments Distribution Co. is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

How do the Funds’ other service providers compare?

The following table identifies the other principal service providers of the Target Funds and the Acquiring Funds:

	Target Funds	Acquiring Funds
Accounting Services/Administrator:	State Street Bank and Trust Company	SEI Investments Global Funds Services
Transfer Agent:	DST Asset Manager Solutions, Inc.	Atlantic Shareholder Services, LLC
Custodian:	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Auditor:	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

How do the Funds’ purchase and redemption procedures and exchange policies compare?

You may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Effective October 2, 2017, new investors may only invest in the Target Funds through an account at Charles Schwab & Co., Inc. or another financial intermediary. The Acquiring Funds may be purchased or redeemed directly from the Funds or through financial intermediaries.

The minimum initial investment for the Laudus Mondrian International Government Fixed Income Fund is $100. This minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in the Fund’s sole discretion. There is no subsequent investment minimum for the Laudus Mondrian International Government Fixed Income Fund and there is no initial or subsequent investment minimum for the Laudus Mondrian Emerging Markets Fund.

The minimum initial investment for each Acquiring Fund is $1 million. Subsequent investments in each Acquiring Fund must be at least $100. Each Acquiring Fund may accept investments of smaller amounts in its sole discretion. If you receive shares of an Acquiring Fund as a result of a Reorganization, you will not be subject to the Fund’s minimum initial investment.

Target Fund shares may be exchanged for shares of any other fund of the Target Trust, subject to satisfying the minimum investment requirements for the new fund. Acquiring Fund Shares may be exchanged for shares of any other fund of the Acquiring Trust, subject to satisfying the minimum investment requirements for the new fund.

For more information on the purchase and redemption procedures and exchange policies of the Funds, see the Target Funds Prospectus and Exhibit A.

How do the Funds’ distribution arrangements compare?

None of the Funds impose sales charges or are subject to a distribution and/or shareholder servicing plan.

How do the Funds’ valuation procedures compare?

Proposal 1: Reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund

The valuation procedures of the Target Fund are similar to those of the Acquiring Fund. Each Fund generally values the foreign equity securities in its portfolio at the last quoted sales price or the official closing price on the exchange where the security is primarily traded. The Funds’ valuation procedures differ, however, because the Target Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market on a daily basis, while the Acquiring Fund systematically fair values the foreign equity securities in its portfolio based on movements in the U.S. market only on days that the movements in the U.S. market exceed a certain threshold. In addition, the Funds’ valuation procedures differ with respect to the independent pricing service that provides the systematic fair valuation factors. The differences in the Funds’ valuation procedures will not impact the total dollar value of Acquiring Fund Shares that you will receive in the Reorganization because the Target Fund’s valuation procedures will be used to calculate the value of the net assets of the Target Fund for purposes of the Reorganization. Following the Reorganization, however, the use of the Acquiring Fund’s valuation procedures to calculate the value of the net assets of the Acquiring Fund may result in foreign equity security valuations that are higher or lower than those that would have been calculated using the Target Fund’s valuation procedures.

Proposal 2: Reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund

The valuation procedures of the Target Fund are similar to those of the Acquiring Fund. Each Fund generally values the fixed income securities in its portfolio based upon valuations provided by independent pricing services. The Funds’ valuation procedures differ, however, because the Target Fund generally values a fixed income security based on the mean of the bid and ask prices for the security, while the Acquiring Fund generally values a fixed income security based on the bid price for the security. The differences in the Funds’ valuation procedures will not impact the total dollar value of Acquiring Fund Shares that you will receive in the Reorganization because the Target Fund’s valuation procedures will be used to calculate the value of the net assets of the Target Fund for purposes of the Reorganization. Following the Reorganization, however, the use of the Acquiring Fund’s valuation procedures to calculate the value of the net assets of the Acquiring Fund may result in fixed income security valuations that are lower than those that would have been calculated using the Target Fund’s valuation procedures.

For more information on the valuation procedures of the Funds, see the Target Funds Prospectus, the Target Funds SAI, Exhibit A and the Merger SAI.

Will the Funds have different portfolio managers?

The portfolio management team of the Mondrian Emerging Markets Equity Fund is the same as the portfolio management team of its corresponding Target Fund. The portfolio management team of the Mondrian International Government Fixed Income Fund is substantially the same as the portfolio management team of its corresponding Target Fund, but the Mondrian International Government Fixed Income Fund has identified a smaller group of team members as being primarily responsible for the day-to-day management of the Fund’s portfolio. Exhibit A provides biographical information about the individuals primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio.

Will there be any tax consequences resulting from the Reorganizations?

Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and each Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the corresponding Acquiring Fund.

However, the sale of certain of a Target Fund’s portfolio holdings in connection with the transfer of the Target Fund’s portfolio holdings to its corresponding Acquiring Fund may result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding each Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund are expected to realize approximately $[XX] ($[XX] per share) and $[XX] ($[XX] per share), respectively, in capital gains in connection with the Reorganizations. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of March 31, 2018, the Laudus Mondrian Emerging Markets Fund had capital loss carryforwards of $102,945,378, which are expected to exceed the capital gains realized in connection with the Reorganization, and the Laudus Mondrian International Government Fixed Income Fund had no capital loss carryforwards.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganizations.

For more detailed information about the federal income tax consequences of the Reorganizations, please refer to the section titled “THE PROPOSED REORGANIZATIONS – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganizations?

No. The Mondrian Emerging Markets Equity Fund and its corresponding Target Fund each distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. The Mondrian International Government Fixed Income Fund and its corresponding Target Fund each distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

Who will pay the costs of the Reorganizations?

Mondrian or an affiliate will pay all of the direct costs of each Reorganization, including costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding each Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund are expected to pay approximately $[XX] ($[XX] per share) and $[XX] ($[XX] per share), respectively, in brokerage and other transaction costs in connection with the Reorganizations. The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings, and the specific securities transferred to the Acquiring Fund.

When are the Reorganizations expected to occur?

If shareholders of the Target Funds approve the Reorganizations, it is anticipated that the Reorganizations will occur on or around [September 24], 2018.

How do I vote on the Reorganizations?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of your Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call [XX].

What will happen if shareholders of a Target Fund do not approve its Reorganization?

If the shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation.

What if I do not wish to participate in the Reorganizations?

If you do not wish to have your Target Fund shares exchanged for shares of the corresponding Acquiring Fund, you may redeem your shares prior to the consummation of your Target Fund’s Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Where can I find more information about the Funds and the Reorganizations?

Additional information about the Funds can be found in the Target Funds Prospectus, the Target Funds SAI, Exhibit A and the Merger SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Funds and the Reorganizations. You are encouraged to read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of each Acquiring Fund are substantially the same as the principal investment strategies of its corresponding Target Fund.

The Mondrian Emerging Markets Equity Fund and its corresponding Target Fund invest primarily in equity securities of large capitalization emerging market countries, and are managed by Mondrian using the same investment process. The principal investment strategies of the Funds differ in that only the Mondrian Emerging Markets Equity Fund has a policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. However, the Laudus Mondrian Emerging Markets Fund has always invested at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. In addition, the range of the number of portfolio holdings of the Mondrian Emerging Markets Equity Fund (40-60) is wider than that of the Laudus Mondrian Emerging Markets Fund (45-55).

The Mondrian International Government Fixed Income Fund and its corresponding Target Fund invest primarily in fixed income securities of foreign governments, or their agencies or instrumentalities, and other issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States, and are managed by Mondrian using the same investment process.

Although the Target Funds’ principal investment strategies indicate that the Target Funds may lend their securities as part of their principal investment strategies, the Target Funds have not engaged in securities lending.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the Target Funds Prospectus, the Target Funds SAI, Exhibit A and the Merger SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of the Target Funds Prospectus, the Target Funds SAI and the Merger SAI. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Proposal 1: Reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund

Laudus Mondrian Emerging Markets Fund (Target Fund)	Mondrian Emerging Markets Equity Fund (Acquiring Fund)

The Target Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Normally, the Target Fund will invest primarily in common stocks. The Target Fund may also invest in exchange-traded funds (“ETFs”). The Target Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. Mondrian currently defines companies with large market capitalizations generally, as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by Mondrian. Typically, the Target Fund invests in securities of approximately 45-55 companies.

Under normal circumstances, the Target Fund will invest at least 80% of its net assets including, for this purpose, any borrowings for investment purposes) in the securities of emerging markets issuers. The Target Fund will notify its shareholders at least 60 days before changing this policy.

Mondrian’s approach in selecting investments for the Target Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Target Fund, Mondrian identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long-term holding of securities, although securities may be sold in Mondrian’s discretion without regard to the length of time they have been held.

The Acquiring Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Normally, the Acquiring Fund will invest primarily in common stocks. The Acquiring Fund may also invest in convertible securities and ETFs. The Acquiring Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. Mondrian currently generally defines companies with large market capitalizations as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by Mondrian. Typically, the Acquiring Fund invests in securities of approximately 40-60 companies.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of emerging markets issuers. This 80% investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders.

Mondrian’s approach in selecting investments for the Acquiring Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Acquiring Fund, Mondrian identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long-term holding of securities, although securities may be sold in Mondrian’s discretion without regard to the length of time that they have been held.

Laudus Mondrian Emerging Markets Fund (Target Fund)	Mondrian Emerging Markets Equity Fund (Acquiring Fund)

The Target Fund considers an “emerging country” to be any country except the United States, Canada, and those in the MSCI EAFE® Index. Although this is not an exclusive list, Mondrian considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country.

The Target Fund may invest in securities issued in any currency and may hold foreign currency. The Target Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. The Target Fund may invest in derivative instruments, principally futures contracts. The Target Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The Target Fund may lend its securities to certain financial institutions to earn additional income.

The Target Fund may buy and sell portfolio securities actively. As a result, the Target Fund’s portfolio turnover rate and transaction costs will rise, which may lower Target Fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Target Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Target Fund engages in such activities, it may not achieve its investment objective.

The Acquiring Fund considers an “emerging market country” to be any country except the United States, Canada, and those in the MSCI EAFE Index. Although this is not an exclusive list, Mondrian considers an emerging market country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) the company’s principal securities trading market is in an emerging market country; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging market countries; (3) the company has 50% of more of its assets located in an emerging market country; or (4) the company is organized under the laws of, and has a principal office in, an emerging market country.

The Acquiring Fund may invest in securities issued in any currency and may hold foreign currency. The Acquiring Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. The Acquiring Fund may invest in derivative instruments, principally futures contracts and forward contracts. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.

The Acquiring Fund may buy and sell portfolio securities actively. As a result, the Acquiring Fund’s portfolio turnover rate and transaction costs will rise, which may lower Acquiring Fund performance and increase the likelihood of capital gain distributions.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Acquiring Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Acquiring Fund invests in this manner, it may cause the Acquiring Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Acquiring Fund will only do so if Mondrian believes that the risk of loss outweighs the opportunity to pursue the Acquiring Fund’s investment objective.

Proposal 2: Reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund

Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Mondrian International Government Fixed Income Fund (Acquiring Fund)

The Target Fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Target Fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. As such, it may invest primarily in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Target Fund intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. The Target Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody’s or, if unrated, are deemed to be of comparable quality by Mondrian. The Target Fund may invest up to 5% of its assets (determined at time of purchase) in fixed-income securities rated below investment grade (sometimes called junk bonds), including government securities as discussed below. The Target Fund may invest up to 20% of its net assets (determined at time of purchase) in corporate debt securities.

The Target Fund may invest up to 5% of its assets (determined at time of purchase) in emerging markets. The Target Fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the Target Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities. The Target Fund will notify its shareholders at least 60 days before changing this policy.

The Acquiring Fund is an international fund that invests primarily in fixed income securities of issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. The Acquiring Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions, and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody’s or, if unrated, are deemed to be of comparable quality by Mondrian. The Acquiring Fund may invest up to 5% of its assets (determined at time of purchase) in fixed-income securities rated below investment grade (sometimes called junk bonds), including government securities. The Acquiring Fund may invest up to 20% of its net assets (determined at time of purchase) in corporate debt securities.

The Acquiring Fund may invest up to 5% of its assets (determined at time of purchase) in emerging markets. The Acquiring Fund considers an “emerging market country” to be any country that is not included in the FTSE Non-U.S. Dollar World Government Bond Index and that is defined as an emerging or developing economy by the International Monetary Fund. The Acquiring Fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities. This 80% investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders. Under normal circumstances, the Acquiring Fund will also invest in at least three countries.

Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Mondrian International Government Fixed Income Fund (Acquiring Fund)

Mondrian’s approach in selecting investments for the Target Fund is oriented to country selection and is value driven. In selecting fixed income instruments for the Target Fund, Mondrian identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. Mondrian conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation.

The Target Fund may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. The Target Fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities such as Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).

The Target Fund may actively carry on hedging activities, and may utilize a wide range of derivative instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging. Hedging and cross hedging may be used to identify value opportunities in the currency markets. The Target Fund may also use derivatives as a substitute for taking a position in the underlying asset. The Target Fund may lend its securities to certain financial institutions to earn additional income.

The Target Fund may buy and sell portfolio securities actively. As a result, the Target Fund’s portfolio turnover rate and transaction costs will rise, which may lower Target Fund performance and may increase the likelihood of capital gain distributions.

Mondrian’s approach in selecting investments for the Acquiring Fund is oriented to country selection and is value driven. In selecting fixed income instruments for the Acquiring Fund, Mondrian identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. Mondrian conducts extensive fundamental research on a global basis, and it is through this effort that fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation, or even a zero allocation.

The Acquiring Fund may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. The Acquiring Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities such as

Ginnie Mae, Fannie Mae and Freddie Mac.

The Acquiring Fund may invest in securities issued in any currency and may hold foreign currency. The Acquiring Fund may actively carry on hedging activities, and may utilize a wide range of derivative instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging. Hedging and cross hedging may be used to identify value opportunities in the currency markets. The Acquiring Fund may invest in derivative instruments, principally futures contracts, forward contracts and options. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.

The Acquiring Fund may buy and sell portfolio securities actively. As a result, the Acquiring Fund’s portfolio turnover rate and transaction costs will rise, which may lower Acquiring Fund performance and increase the likelihood of capital gain distributions.

Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Mondrian International Government Fixed Income Fund (Acquiring Fund)

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Target Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Target Fund engages in such activities, it may not achieve its investment objective.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Acquiring Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Acquiring Fund invests in this manner, it may cause the Acquiring Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Acquiring Fund will only do so if Mondrian believes that the risk of loss outweighs the opportunity to pursue the Acquiring Fund’s investment objective.

Comparison of Principal Risks of Investing in the Funds

The principal risks of investing in the Acquiring Funds are discussed below. Although the Funds present their risks differently, the principal risks of each Target Fund are substantially the same as the principal risks of its corresponding Acquiring Fund, because the principal investment strategies of each Target Fund are substantially the same as the principal investment strategies of its corresponding Acquiring Fund.

Mondrian Emerging Markets Equity Fund Principal Risks

Active Management Risk – The Acquiring Fund is subject to the risk that Mondrian’s judgments about the attractiveness, value, or potential appreciation of the Acquiring Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Acquiring Fund fail to produce the intended results, the Acquiring Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Acquiring Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Acquiring Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Acquiring Fund.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Large Capitalization Company Risk – The large capitalization companies in which the Acquiring Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Exchange-Traded Funds Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Acquiring Fund invests in ETFs, the Acquiring Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Acquiring Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Acquiring Fund. Accordingly, the Acquiring Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Acquiring Fund expenses.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Acquiring Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Acquiring Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Acquiring Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Acquiring Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Acquiring Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Acquiring Fund would be adversely affected.

Derivatives Risk – The Acquiring Fund’s use of forward contracts and futures contracts is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Acquiring Fund’s share price and may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Acquiring Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Acquiring Fund’s use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Acquiring Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Acquiring Fund would like. The Acquiring Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Acquiring Fund management or performance.

Portfolio Turnover Risk – Due to its investment strategies, the Acquiring Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Acquiring Fund’s shares may force the Acquiring Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Acquiring Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Acquiring Fund’s performance and have adverse tax consequences for Acquiring Fund shareholders.

Mondrian International Government Fixed Income Fund Principal Risks

Active Management Risk – The Acquiring Fund is subject to the risk that Mondrian’s judgments about the attractiveness, value, or potential appreciation of the Acquiring Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Acquiring Fund fail to produce the intended results, the Acquiring Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Acquiring Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Acquiring Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Acquiring Fund’s assets tied up in lower interest debt obligations.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

U.S. Government Securities Risk – The Acquiring Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The Acquiring Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Government Agencies Risk – Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Supranational Entities Risk – Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Acquiring Fund may lose money on such investments.

Corporate Fixed Income Securities Risk – The prices of the Acquiring Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC” and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Acquiring Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Acquiring Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – The Acquiring Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Acquiring Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Acquiring Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Acquiring Fund would be adversely affected.

Derivatives Risk – The Acquiring Fund’s use of forward contracts, futures contracts and options is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Acquiring Fund’s share price and may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Acquiring Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Acquiring Fund’s use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Acquiring Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Acquiring Fund would like. The Acquiring Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Acquiring Fund management or performance.

Non-Diversification Risk – The Acquiring Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Acquiring Fund invests its assets in a smaller number of issuers, the Acquiring Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Portfolio Turnover Risk – Due to its investment strategies, the Acquiring Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Acquiring Fund’s shares may force the Acquiring Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Acquiring Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Acquiring Fund’s performance and have adverse tax consequences for Acquiring Fund shareholders.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. A comparison of the Funds’ fundamental and non-fundamental policies is provided below.

FUNDAMENTAL POLICIES

	Target Funds	Acquiring Funds	Impact of Differences
Concentration	The Target Funds may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Each Acquiring Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Acquiring Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.	No material difference.
Borrowing and Senior Securities

The Target Funds may not borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Target Funds may not issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

		Each Acquiring Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.

	Target Funds	Acquiring Funds	Impact of Differences
Lending	The Target Funds may not make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Each Acquiring Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Commodities and Real Estate	The Target Funds may not purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Each Acquiring Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Underwriting	The Target Funds may not underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Each Acquiring Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Diversification	No fundamental investment restriction. The Laudus Mondrian Emerging Markets Fund operates as a diversified management company under the 1940 Act.	The Mondrian Emerging Markets Equity Fund may purchase securities of an issuer, except if such purchase would cause the Mondrian Emerging Markets Equity Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.

NON-FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Commodities and Real Estate	Each Target Fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Target Fund may (i) purchase securities of companies that deal in real estate or interests therein (including real estate investment trusts (“REITs”)), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Each Acquiring Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

Each Acquiring Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent an Acquiring Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

The differences between the policies are not expected to materially impact the operations of the Funds.
Illiquid Securities	Each Target Fund may not invest more than 15% of its net assets in illiquid securities.	Each Acquiring Fund may not purchase an investment if, as a result, more than 15% of the value of the Acquiring Fund’s net assets would be invested in illiquid securities.	No material difference.

	Target Fund	Acquiring Fund	Impact of Differences
Other

Each Target Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Each Target Fund may not sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

Each Target Fund may not purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

Each Target Fund may not borrow money except that the Target Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

Each Target Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

		None	Although the Acquiring Funds are not subject to the restrictions imposed by the Target Funds’ other non-fundamental policies, to the extent that the Acquiring Funds engage in activities that are prohibited by the Target Funds’ other non-fundamental policies, such activities are not expected to materially impact the operations of the Acquiring Funds.

The Funds may be subject to other investment restrictions that are not identified above. A full description of the Funds’ investment policies and restrictions may be found in the Target Funds Prospectus, the Target Funds SAI, Exhibit A and the Merger SAI.

Comparison of Shareholder Rights

Each Target Fund is a series of the Target Trust, which is a Massachusetts voluntary association (commonly known as a business trust). Each Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Funds are governed by a Third Amended and Restated Agreement and Declaration of Trust dated September 28, 2007 (“Target Funds Declaration”), its bylaws and Massachusetts law. Each Acquiring Fund is governed by an Agreement and Declaration of Trust dated August 25, 2015, as amended and restated September 17, 2015 (“Acquiring Funds Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares

The trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Target Funds and the Acquiring Funds indicate that the amount of shares that the Target Funds and the Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

Shareholder Meetings

The Target Funds and the Acquiring Funds are not required to hold annual meetings of shareholders. Shareholder meetings of the Target Funds may only be called by the Target Trust Board. Shareholder meetings of the Acquiring Funds may be called by the president, chairperson of the Acquiring Trust Board, or the Acquiring Trust Board. Except as required by the 1940 Act, shareholders of the Funds are not entitled to call shareholder meetings.

Voting Rights

The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Funds provide that shareholders have the right to vote (a) for the election of trustees at a meeting called for that purpose by the Target Trust Board; (b) with respect to any amendment of the Target Funds Declaration to the extent and as provided in the Target Funds Declaration; (c) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or the shareholders; (d) with respect to the termination of the Target Trust or any series or class to the extent and as provided in the Target Funds Declaration; and (e) with respect to such additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state or as the trustees may consider necessary or desirable. The governing instruments of the Acquiring Funds provide that shareholders have the right to vote (a) for the election and removal of trustees, including filling any vacancies on the Acquiring Trust Board, at a meeting called for that purpose by the Acquiring Trust Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The governing instruments of the Target Funds and the Acquiring Funds further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of trustees.

Quorum and Voting

The governing instruments of the Target Funds provide that, except as otherwise required by the 1940 Act or other applicable law, forty percent (40%) of the shares entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. The governing instruments of the Acquiring Funds provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33⅓%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals

The Target Funds and the Acquiring Funds do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Funds or Acquiring Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Funds and the Target Funds, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Funds and the Acquiring Funds are limited to only those matters, including the nomination and election of trustees, that are properly brought before the meeting. These requirements are intended to provide the Target Trust Board or the Acquiring Trust Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity. The governing instruments of the Target Funds provide that shareholders of the Target Funds have the power to vote, to the same extent as the stockholders of a Massachusetts corporation, as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Target Fund or its shareholders.

Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction. The governing instruments of the Acquiring Funds provide that shareholders owning at least 10% of an Acquiring Fund must join in bringing a derivative action, and that Acquiring Fund shareholders will be barred from commencing a derivative action if the Acquiring Trust Board determines that the action would not be in the best interests of the Acquiring Fund.

Amendment of Governing Instruments

No amendment may be made to the Target Funds Declaration without the affirmative vote of a majority of the outstanding shares of the Target Trust, except (a) to change the Target Trust’s name or to cure technical problems in the Target Funds Declaration and (b) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Target Trust shares or other provisions relating to Target Trust shares in response to applicable laws or regulations.

Except as otherwise required by applicable law, the Acquiring Trust Board generally has the right to amend the Acquiring Funds Declaration without shareholder approval, except that shareholder approval is required for an amendment to the Acquiring Funds Declaration that would affect the shareholders’ right to vote.

The bylaws of both the Acquiring Funds and the Target Funds may be amended, and/or restated at any time, without shareholder approval.

Liability of Shareholders

Under Massachusetts law, shareholders of a business trust, such as the Target Trust, could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Target Funds Declaration, however, disclaims shareholder liability for acts or obligations of the Target Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Target Trust or its trustees. The Target Funds Declaration provides for indemnification out of all the property of a Target Fund for all loss and expense of any shareholder of such Target Fund held personally liable solely by reason of his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Target Fund would be unable to meet its obligations.

Under the Delaware Statutory Trust Act, shareholders of the Acquiring Trust are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the Delaware General Corporation Law. The Acquiring Funds Declaration provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Acquiring Trust, and not because of such shareholder’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Acquiring Trust against all loss and expense arising from such claim or demand but only out of the assets held with respect to the particular series or class of which such person is or was a shareholder and from or in relation to which such liability arose.

THE PROPOSED REORGANIZATIONS

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganizations are expected to be consummated are set forth in the Agreement. A form of the Agreement is attached as Exhibit C to this Proxy Statement/Prospectus. A summary of all material provisions of the Agreement is provided below, and should be read carefully.

With respect to each Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value (“NAV”) equal to the value of the net assets of the Target Fund so transferred, as calculated in accordance with the Target Fund’s valuation procedures. The value of your account with an Acquiring Fund immediately after the Reorganization is expected to be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Funds and the Acquiring Funds will be required to make representations and warranties that are customary in matters such as the Reorganizations.

If shareholders approve a Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around [September 24], 2018 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of each Acquiring Fund and each Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund’s Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and the Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of a Target Fund do not approve the Agreement or if a Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund. The Agreement may be terminated and a Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services). While no interest in CSIM is being sold in connection with the Reorganizations, Mondrian has agreed to use its commercially reasonable efforts to ensure that the Reorganizations will comply with the safe harbor provisions of Section 15(f) of the 1940 Act.

Board Considerations in Approving the Reorganizations

In reaching the decision to approve each Reorganization and to recommend that shareholders vote to approve each Reorganization at a meeting held on June 5, 2018 (the “Board Meeting”), the Board of Trustees of the Target Trust, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that participation of the Target Fund in the Reorganization is in the best interests of the shareholders of the Target Fund and would not result in dilution of such shareholders’ interests. The Trustees’ determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting and prior meetings. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the proposed reorganizations of several funds sub-advised by Mondrian, their determinations with respect to each proposed reorganization were made on a fund-by-fund basis. The factors considered by the Trustees during their evaluation included the following:

•	The Trustees considered the business reputation and financial condition of Mondrian, as well as Mondrian’s experience running mutual funds, Mondrian’s regulatory history, and the legal, compliance and administrative services supporting the Acquiring Fund.

•	The Trustees considered that Mondrian, the sub-adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund and continue to perform the day-to-day portfolio management of the Acquiring Fund. The Trustees noted that it is intended that Mondrian personnel involved in the day-to-day management of the Acquiring Fund’s portfolio will be the same or substantially the same personnel currently managing the Target Fund’s portfolio, which will promote continuity of asset management for Fund shareholders participating in the Reorganization.

•	The Trustees considered that, after the Reorganization, Mondrian, as investment adviser to the Acquiring Fund, would be providing a comparable level of portfolio management services to the Acquiring Fund as currently being provided to the Target Fund.

•	The Trustees reviewed the investment objectives, policies and investment restrictions of both the Target Fund and Acquiring Fund and considered that the Acquiring Fund will have the same investment objective and substantially the same principal investment strategies as the Target Fund.

•	The Trustees considered that there are not expected to be significant portfolio repositioning costs as a result of the Reorganization, apart from the possible need to sell and reacquire certain securities in foreign countries that do not permit direct, in-kind transfers of securities between the Target Fund and the Acquiring Fund. Such sales may result in the realization of gains and losses for tax purposes. See “Costs of the Reorganizations.”

•	The Trustees considered that, other than brokerage or similar costs or transfer taxes incurred on purchases and sales of portfolio securities in connection with the Reorganization and other tax costs, if any, of the sale of portfolio securities of the Target Fund, Mondrian and its affiliates are bearing the direct costs of the Reorganization, including proxy solicitation costs and expenses associated with the organization and registration of the Acquiring Fund and the shares thereof.

•	The Trustees considered that Mondrian is proposing to contractually agree to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit the total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and non-routine expenses) to 0.92% for the Mondrian Emerging Markets Equity Fund and 0.60% for the Mondrian International Government Fixed Income Fund until February 28, 2021.

•	The Trustees considered that the management fee and the total annual operating expense ratio, after application of the expense limitation, of the Acquiring Fund are expected to be lower than the management fee and the total annual operating expense ratio of the Target Fund.

•	The Trustees considered that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund.

•	The Trustees considered that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the Acquiring Fund. There may, however, be certain tax costs to the Target Fund or its shareholders resulting from certain sales of portfolio securities by the Target Fund. See “Costs of the Reorganization.”

•	The Trustees considered that the Reorganization will be consummated at net asset value (as determined using the Target Fund’s valuation policies and procedures), and that the valuation policies and procedures for the Acquiring Fund are not materially different from those of the Target Fund.

•	The Trustees considered the economic benefit to CSIM and Mondrian.

•	The Trustees considered the future prospects for the Target Fund and alternatives to the Reorganization and took into account CSIM’s determination that the Target Fund is not in line with its current strategic focus and that it will not continue to serve indefinitely as the investment adviser to the Target Fund and CSIM’s belief that the Reorganization would be more beneficial to the Target Fund’s shareholders as compared to closing and liquidating the Target Fund.

•	The Trustees considered that the Reorganization of the Target Fund is subject to the approval of Target Fund shareholders.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to each Reorganization:

•	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

•	No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code;

•	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code;

•	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset;

•	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

•	The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

•	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code;

•	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code; and

•	The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Neither of the Target Funds nor the Acquiring Funds has requested nor will request an advance ruling from the IRS as to the federal tax consequences of the applicable Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to each Target Fund and the corresponding Acquiring Fund as to the foregoing federal income tax consequences of the applicable Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of each Target Fund will move to the corresponding Acquiring Fund in the applicable Reorganization. As of March 31, 2018, the Laudus Mondrian Emerging Markets Fund had capital loss carryforwards of $102,945,378, and the Laudus Mondrian International Government Fixed Income Fund had no capital loss carryforwards. The ability of an Acquiring Fund to carry forward capital losses (if any) of the corresponding Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization.

Significant holders of shares of a Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganizations

Mondrian or an affiliate will pay all of the direct costs of each Reorganization, including costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund shareholders and holding the Meeting (and any adjournments and postponements thereof). However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund are expected to pay approximately $[XX] ($[XX] per share) and $[XX] ($[XX] per share), respectively, in brokerage and other transaction costs in connection with the Reorganizations. The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings, and the specific securities transferred to the Acquiring Fund.

The sale of certain of a Target Fund’s portfolio holdings in connection with the transfer of the Target Fund’s portfolio holdings to its corresponding Acquiring Fund may also result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding each Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund are expected to realize approximately $[XX] ($[XX] per share) and $[XX] ($[XX] per share), respectively, in capital gains in connection with the Reorganizations. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of March 31, 2018, the Laudus Mondrian Emerging Markets Fund had capital loss carryforwards of $102,945,378, which are expected to exceed the capital gains realized in connection with the Reorganization, and the Laudus Mondrian International Government Fixed Income Fund had no capital loss carryforwards.

The Target Trust Board unanimously recommends that shareholders of the Target Funds approve the Reorganizations.

VOTING INFORMATION

Proxy Statement/Prospectus

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about [July 30], 2018, to all shareholders entitled to vote. Shareholders of record of a Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each Target Fund on the Record Date is shown below.

Fund	Shares Outstanding
Laudus Mondrian Emerging Markets Fund	[XX]
Laudus Mondrian International Government Fixed Income Fund	[XX]

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on [September 16], 2018, or
•	voting at the meeting.

Quorum Requirement and Adjournment

In order to transact business at the Meeting, a Target Fund must achieve a quorum. This means that at least forty percent (40%) of the Target Fund’s shares entitled to vote must be represented at the Meeting – either in person or by proxy. Any lesser number of shares, however, is sufficient for adjournments. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). As discussed more fully below in the section entitled “Tabulation of Votes,” broker non-votes are considered present for purposes of determining the presence of a quorum.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of a Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the Proposal. Any such adjournments or postponements will require the affirmative vote of a majority of the votes cast on the question in person or by proxy, whether or not a quorum is present, at the session of the Meeting to be adjourned, as required by the Target Funds Declaration. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on such Proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Target Trust Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Tabulation of Votes

Shareholders of each Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Target Funds to tabulate such votes. Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “Against” a Proposal. Pursuant to certain rules promulgated by the NYSE that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to a Proposal.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for a Proposal, your shares will be voted by the proxies “FOR” the Proposal.

Required Vote

Each Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

The approval of one Reorganization is not contingent upon the approval of the other Reorganization.

Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Target Trust and officers and employees of service providers of the Target Trust, including Mondrian and CSIM, who will not be paid for these services.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit B.

[To the best of the knowledge of the Target Trust, the ownership of shares of each Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.]

OTHER MATTERS

Capitalization

The following table shows the capitalization of each Target Fund as of March 30, 2018 and the capitalization of the corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of March 30, 2018, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on March 30, 2018, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date.

The capitalizations of the Target Funds and the Acquiring Funds are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Proposal 1: Reorganization of the Laudus Mondrian Emerging Markets Fund into the Mondrian Emerging Markets Equity Fund

	Laudus Mondrian Emerging Markets Fund (Target Fund)	Mondrian Emerging Markets Equity Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined

Net Assets	$314,259,162	$-	$(130,176	)(1)	$314,128,986
Shares Outstanding	36,602,508	-	-		36,602,508
Net Asset Value Per Share	$8.59	$-	$(0.01)		$8.58

(1)	Reflects the brokerage and other transaction costs of the Reorganization expected to be paid by the Target Fund.

Proposal 2: Reorganization of the Laudus Mondrian International Government Fixed Income Fund into the Mondrian International Government Fixed Income Fund

	Laudus Mondrian International Government Fixed Income Fund (Target Fund)	Mondrian International Government Fixed Income Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined

Net Assets	$84,330,171	$-	$-	(1)	$84,330,171
Shares Outstanding	8,075,260	-	-		8,075,260
Net Asset Value Per Share	$10.44	$-	$-		$10.44

[(1)	Reflects the brokerage and other transaction costs of the Reorganization expected to be paid by the Target Fund.]

Dissenters’ Rights

If a Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of a Target Fund, however, have the right to redeem their shares at NAV until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the corresponding Acquiring Fund, which may also be redeemed at NAV.

Shareholder Proposals

The Target Funds do not intend to hold meetings of their shareholders except to the extent that such meetings are required under the 1940 Act or state law. Target Fund shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Target Fund shareholder meeting should send their written proposals to the Clerk of the Target Trust, c/o CSIM Legal, 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

Householding

“Householding” means that the Target Trust delivers a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. The Target Trust will provide only one set of these proxy materials to each such household, unless the Target Trust receives contrary instructions.

The Target Trust will promptly deliver separate copies of the proxy statement at the request of any shareholder who is in a household that participates in the householding of the Target Funds’ proxy materials. You may call 1-800-542-1061 and provide your Fund name or send your request to House Holding: Attention Banks/Brokers Department, 51 Mercedes Way, Edgewood, NY 11717.

If you currently receive multiple copies of your Target Fund’s proxy materials and would like to participate in householding, please contact your financial intermediary.

EXHIBIT A

Additional Information about the Acquiring Funds

Summary Information about the Purchase and Sale of Acquiring Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Acquiring Fund Shares

You may generally purchase or redeem shares on any day that the NYSE is open for business.

To purchase shares of an Acquiring Fund for the first time, you must invest at least $1 million. Subsequent investments must be at least $100. The Acquiring Funds may accept investments of smaller amounts in their sole discretion. If you received shares of an Acquiring Fund as a result of its Reorganization, you will not be subject to the Acquiring Fund’s minimum investment requirements.

If you own your shares directly, you may redeem your shares by contacting the Acquiring Funds directly by mail at: Mondrian Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Mondrian Funds, c/o Atlantic Shareholder Services, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 888-832-4386.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Acquiring Funds.

Tax Information

Each Acquiring Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), Mondrian, without additional cost to the Acquiring Fund or its shareholders, may pay the intermediary for the sale of Acquiring Fund Shares and related services. These payments may create a conflict of interest for the broker-dealer or other intermediary by influencing the broker-dealer or other intermediary to recommend an Acquiring Fund over another investment. Ask your financial intermediary representative or visit your financial intermediary’s web site for more information about your financial intermediary’s differing and divergent interests and any compensation it receives for administering your Acquiring Fund investment.

A-1

More Information about the Acquiring Funds’ Investment Objectives and Strategies

The investments and strategies described in this Exhibit are those that the Acquiring Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Acquiring Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If an Acquiring Fund invests in this manner, it may cause the Acquiring Fund to forgo greater investment returns for the safety of principal and the Acquiring Fund may therefore not achieve its investment objective. An Acquiring Fund will only do so if Mondrian believes that the risk of loss outweighs the opportunity to pursue the Acquiring Fund’s investment objective.

This Exhibit describes the Acquiring Funds’ principal investment strategies, and the Acquiring Funds will normally invest in the types of securities and other investments described in this Exhibit. In addition to the securities and other investments and strategies described in this Exhibit, each Acquiring Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Exhibit, are described in detail in the Merger SAI. Of course, there is no guarantee that an Acquiring Fund will achieve its investment goals.

Mondrian Emerging Markets Equity Fund

The investment objective of the Acquiring Fund is to seek long-term capital appreciation. The investment objective of the Acquiring Fund may be changed by the Acquiring Trust Board without shareholder approval.

The Acquiring Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of emerging markets issuers. This 80% investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders.

Normally, the Acquiring Fund will invest primarily in common stocks. The Acquiring Fund may also invest in convertible securities and ETFs. The Acquiring Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. Mondrian currently generally defines companies with large market capitalizations as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by Mondrian. To the extent that the Acquiring Fund invests in convertible securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Typically, the Acquiring Fund invests in securities of approximately 40-60 companies.

The Acquiring Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. Currency considerations carry a special risk for a portfolio of international securities. Mondrian primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Acquiring Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

A-2

The Acquiring Fund may invest in derivative instruments, principally futures contracts and forward contracts. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.

The Acquiring Fund considers an “emerging market country” to be any country except the United States, Canada, and those in the MSCI EAFE Index. In considering possible emerging countries in which the Acquiring Fund may invest, Mondrian will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions. Although this is not an exclusive list, Mondrian considers an emerging market country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) the company’s principal securities trading market is in an emerging market country; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging market country; or (4) the company is organized under the laws of, and has a principal office in, an emerging market country. Mondrian determines eligibility based on publicly available information and inquiries made of the companies.

Currently, investing in many emerging countries is not feasible, or may, in Mondrian’s opinion, involve unacceptable political or governance risks. The Acquiring Fund focuses its investments in those emerging countries where Mondrian considers the economies to be developing strongly and where the markets are becoming more sophisticated.

Mondrian’s approach in selecting investments for the Acquiring Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Acquiring Fund, Mondrian identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long-term holding of securities, although securities may be sold in Mondrian’s discretion without regard to the length of time that they have been held.

The Acquiring Fund may buy and sell portfolio securities actively. As a result, the Acquiring Fund’s portfolio turnover rate and transaction costs will rise, which may lower Acquiring Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Acquiring Fund’s shares.

Mondrian International Government Fixed Income Fund

The investment objective of the Acquiring Fund is to seek long-term total return consistent with its value-oriented investment approach. The investment objective of the Acquiring Fund may be changed by the Acquiring Trust Board without shareholder approval.

The Acquiring Fund is an international fund that invests primarily in fixed income securities of issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities. This 80% investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders. Under normal circumstances, the Acquiring Fund will also invest in at least three countries.

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The Acquiring Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions, and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody’s or, if unrated, are deemed to be of comparable quality by Mondrian. The Acquiring Fund may invest up to 5% of its assets (determined at time of purchase) in fixed-income securities rated below investment grade (sometimes called junk bonds), including government securities. The Acquiring Fund may invest up to 20% of its net assets (determined at time of purchase) in corporate debt securities.

The Acquiring Fund may invest up to 5% of its assets (determined at time of purchase) in emerging markets. The Acquiring Fund considers an “emerging market country” to be any country that is not included in the FTSE Non-U.S. Dollar World Government Bond Index and that is defined as an emerging or developing economy by the International Monetary Fund. While the Acquiring Fund may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Acquiring Fund may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Hungary, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, United Kingdom and the United States.

The Acquiring Fund may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The Acquiring Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac.

The Acquiring Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the euro. Currency considerations carry a special risk for a portfolio of international securities. Mondrian uses a purchasing power parity approach to evaluate currency risk. In this regard, the Acquiring Fund may actively carry on hedging activities, and may utilize a wide range of derivative instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging. Hedging and cross hedging may be used to identify value opportunities in the currency markets.

The Acquiring Fund may invest in derivative instruments, principally futures contracts, forward contracts and options. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.

Mondrian’s approach in selecting investments for the Acquiring Fund is oriented to country selection and is value driven. In selecting fixed income instruments for the Acquiring Fund, Mondrian identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. Mondrian conducts extensive fundamental research on a global basis, and it is through this effort that fixed income markets are selected for investment. The core of the fundamental research effort is a value oriented prospective real yield approach which looks at today’s yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation, or even a zero allocation.

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The Acquiring Fund is considered “non-diversified”, which means that it may invest in the securities of relatively few issuers.

The Acquiring Fund may buy and sell portfolio securities actively. As a result, the Acquiring Fund’s portfolio turnover rate and transaction costs will rise, which may lower Acquiring Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Acquiring Fund’s shares.

More Information about Risk

Investing in each Acquiring Fund involves risk and there is no guarantee that an Acquiring Fund will achieve its goals. Mondrian’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job Mondrian does, you could lose money on your investment in an Acquiring Fund, just as you could with other investments.

The value of your investment in an Acquiring Fund is based on the value of the securities the Acquiring Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities an Acquiring Fund owns and the markets in which they trade. The effect on an Acquiring Fund of a change in the value of a single security will depend on how widely the Acquiring Fund diversifies its holdings.

Equity Risk – Equity securities in which the Acquiring Funds invest include publicly and privately issued equity securities, common and preferred stocks, warrants, shares of American Depositary Receipts (“ADRs”) and rights to subscribe to common stock and convertible securities. Common stock represents an equity, or ownership, interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETFs Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that an Acquiring Fund invests in ETFs, the Acquiring Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Acquiring Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Acquiring Funds. Accordingly, an Acquiring Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Acquiring Fund expenses.

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Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and Mondrian may not be able to liquidate an Acquiring Fund’s holdings at the most optimal time, which could adversely affect the Acquiring Fund’s performance.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Current market conditions may pose heightened risks for the Acquiring Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Acquiring Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an Acquiring Fund’s value may fluctuate and/or the Acquiring Fund may experience increased redemptions from shareholders, which may impact the Acquiring Fund’s liquidity or force the Acquiring Fund to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

High Yield Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Foreign/Emerging Markets Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Foreign Custody. The Acquiring Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Acquiring Funds’ custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Acquiring Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Unsponsored Depositary Receipts. The Acquiring Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Foreign Currency Risk – Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to an Acquiring Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges an Acquiring Fund has entered into to be rendered useless, resulting in the Acquiring Fund having full currency exposure while incurring transaction costs.

The Acquiring Funds are also subject to the risks of trading in the foreign exchange market, which is subject to relatively little government oversight or regulation. Foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take delivery of a specified lot of a particular currency for an Acquiring Fund’s account. The Acquiring Funds are, therefore, subject to the risk that the counterparty will default or otherwise fail to honor its obligations. In general, Mondrian seeks best execution in the execution of foreign exchange transactions by comparing rates across counterparties and selecting the counterparty that Mondrian believes can provide best execution. However, due to pricing and trading restrictions, certain emerging market currency transactions are executed by the Acquiring Funds’ custodian, and the Acquiring Funds and Mondrian have a limited ability to negotiate or monitor the prices at which such transactions are executed.

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Foreign Governmental and Supranational Debt Securities Risk – Investments in debt securities issued by governments or by government agencies and instrumentalities or supranational organizations involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by an Acquiring Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, an Acquiring Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging market countries.

U.S. Government Securities Risk – U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. The maximum potential liability of the issuers of some U.S. government securities held by an Acquiring Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Derivatives Risk – An Acquiring Fund’s use of forward contracts, futures contracts and options is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify an Acquiring Fund’s gains or losses. There are various factors that affect an Acquiring Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Acquiring Fund buys or sells. An Acquiring Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent an Acquiring Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses. Because derivative instruments may be purchased by an Acquiring Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Acquiring Fund. Derivatives are often more volatile than other investments and an Acquiring Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

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Forward contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Acquiring Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Acquiring Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, an Acquiring Fund may be unable to close out its futures contracts at a time that is advantageous.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

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Large Purchase and Redemption Risk – Large purchases or redemptions of an Acquiring Fund’s shares may affect the Acquiring Fund, since the Acquiring Fund may be required to sell portfolio securities if it experiences redemptions, and the Acquiring Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent an Acquiring Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Mondrian is committed to minimizing the impact of such transactions on the Acquiring Funds, and may seek to effect the transactions in-kind, to the extent consistent with pursuing the investment objectives of the Acquiring Funds.

Information about Portfolio Holdings

A description of the Acquiring Funds’ policies and procedures with respect to the circumstances under which the Acquiring Funds disclose their portfolio holdings is available in the Merger SAI. In addition, the Acquiring Funds disclose their complete portfolio holdings on the internet at www.mondrian.com/mutualfunds within 30 days after the end of each quarter. Mondrian may exclude any portion of an Acquiring Fund’s portfolio holdings from such publication when deemed in the best interest of the Acquiring Fund. The portfolio holdings information placed on the Acquiring Funds’ website generally will remain there until replaced by new postings as described above.

Investment Adviser

Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the investment adviser to the Acquiring Funds. Mondrian is located at 10 Gresham Street, 5th Floor, London, England EC2V 7JD. Mondrian is 100% employee owned through Atlantic Value Investment Partnership LP. As of [date], 2018, Mondrian had approximately $[XX] billion in assets under management.

Mondrian makes investment decisions for the Acquiring Funds and continuously reviews, supervises and administers each Acquiring Fund’s investment program. The Acquiring Trust Board supervises Mondrian and establishes policies that Mondrian must follow in its management activities.

For its services to the Acquiring Funds, Mondrian is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Acquiring Fund:

Acquiring Fund	Advisory Fee Rate
Mondrian Emerging Markets Equity Fund	0.75%
Mondrian International Government Fixed Income Fund	0.50%

For each Acquiring Fund, Mondrian has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Acquiring Fund’s total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding certain levels as set forth below until February 28, 2021. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by Mondrian, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on February 28, 2021.

Acquiring Fund	Contractual Expense Limit
Mondrian Emerging Markets Equity Fund	0.92%
Mondrian International Government Fixed Income Fund	0.60%

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For its services to each Target Fund, CSIM was entitled to a fee, which was calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Target Fund:

Target Fund	Advisory Fee Rate
Laudus Mondrian Emerging Markets Fund	1.00%
Laudus Mondrian International Government Fixed Income Fund	0.60%

For each Target Fund, CSIM agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Target Fund’s total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) from exceeding certain levels as set forth below. Any amounts waived or reimbursed in a particular fiscal year were subject to reimbursement by the Target Fund to CSIM during the next two fiscal years to the extent that the repayment would not cause the Target Fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year or the current year. Any amounts waived or reimbursed by the Predecessor Adviser prior to the Reorganizations will not be subject to reimbursement following the Reorganizations.

Target Fund	Contractual Expense Limit
Laudus Mondrian Emerging Markets Fund	1.20%
Laudus Mondrian International Government Fixed Income Fund	0.75%

For the fiscal year ended March 31, 2018, each Target Fund paid advisory fees (after fee reductions) to CSIM at the following annual rates based on the average daily net assets of the Target Fund.

Target Fund	Advisory Fee Rate Paid
Laudus Mondrian Emerging Markets Fund	0.98%
Laudus Mondrian International Government Fixed Income Fund	0.53%

Mondrian served as the sub-adviser to each Target Fund. CSIM paid Mondrian for its services as sub-adviser to each Target Fund out of the advisory fees that CSIM received from the Target Fund.

In cases where a shareholder of an Acquiring Fund has an investment advisory relationship with Mondrian, Mondrian may, at its discretion, reduce the shareholder’s investment advisory fees by an amount equal to the shareholder’s pro rata share of the advisory fees paid by the Acquiring Fund. This procedure would be utilized with clients having contractual relationships based on total assets managed by Mondrian to avoid situations where excess advisory fees might be paid to Mondrian. In no event should a client pay higher total advisory fees as a result of the client’s investment in an Acquiring Fund.

[A discussion regarding the basis for the Acquiring Trust Board’s approval of the Acquiring Funds’ investment advisory agreement will be available in the Acquiring Funds’ Semi-Annual Report to Shareholders dated September 30, 2018, which will cover the period from April 1, 2018 to September 30, 2018.]

Portfolio Managers

The Acquiring Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day to day management of the Acquiring Funds.

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Andrew Miller, Chief Investment Officer — Emerging Markets Equities Team, joined Mondrian in 2000 and serves as a portfolio manager of the Mondrian Emerging Markets Equity Fund. Prior to joining Mondrian, Mr. Miller worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller has a BA (Hons) degree in History from the University of Birmingham. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Ginny Chong, CFA, Senior Portfolio Manager, joined Mondrian in 2000 and serves as a portfolio manager of the Mondrian Emerging Markets Equity Fund. Prior to joining Mondrian, Ms. Chong worked for PricewaterhouseCoopers in Vancouver within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the U.K.

David Wakefield, CFA, Chief Investment Officer — Global Fixed Income and Currency Team, joined Mondrian in 2001 and serves as a portfolio manager of the Mondrian International Government Fixed Income Fund. Prior to joining Mondrian, Mr. Wakefield was an economic adviser to the Monetary Policy Committee of the Bank of England, and an economic adviser to the UK Treasury Department, specializing in inflation forecasting in both positions. Mr. Wakefield has a BSc and an MSc in Economics from the University of Warwick. Mr. Wakefield is a CFA Charterholder and a member of the CFA Institute.

Matthew Day, Senior Portfolio Manager, joined Mondrian in 2007 and serves as a portfolio manager of the Mondrian International Government Fixed Income Fund. Prior to joining Mondrian, Mr. Day worked at Buck Consultants in their investment and actuarial divisions, specializing in the development of stochastic asset and liability models for UK pension schemes. Mr. Day has a BSc in Economics with Actuarial Studies from the University of Southampton and is a Fellow of the Institute of Actuaries.

The Merger SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Acquiring Fund Shares.

Purchasing, Selling and Exchanging Acquiring Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Acquiring Funds.

For information regarding the federal income tax consequences of transactions in shares of the Acquiring Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase Acquiring Fund Shares

To purchase shares directly from the Acquiring Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 888-832-4386.

If you purchase shares directly from the Acquiring Funds, you will receive a confirmation of each transaction and monthly statements detailing Acquiring Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

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All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Acquiring Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Acquiring Funds reserve the right to reject any specific purchase order for any reason. The Acquiring Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Acquiring Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Acquiring Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Acquiring Funds subject to the satisfaction of enhanced due diligence. Please contact the Acquiring Funds for more information.

By Mail

You can open an account with the Acquiring Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Acquiring Funds a check and, if possible, the “Invest by Mail” stub that accompanies your transaction confirmation. Be sure your check identifies clearly your name, your account number and the Acquiring Fund name.

Regular Mail Address

Mondrian Funds

P.O. Box 588

Portland, ME 04112

Express Mail Address

Mondrian Funds

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza, Ground Floor

Portland, ME, 04101

The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Acquiring Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by an Acquiring Fund after the Acquiring Funds’ transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

By Wire

To open an account by wire, call 888-832-4386 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Acquiring Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.

Kansas City, MO

ABA # 101000695

For Credit To:

Atlantic Shareholder Services, LLC FBO Gallery Trust

DDA # 9872190289

Referenced-Fund Account Number

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Purchases In-Kind

Subject to the approval of the Acquiring Funds, an investor may purchase shares of each Acquiring Fund with liquid securities and other assets that are eligible for purchase by that Acquiring Fund (consistent with the Acquiring Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Acquiring Fund’s valuation policies. These transactions will be effected only if Mondrian deems the security to be an appropriate investment for the Acquiring Fund. Assets purchased by the Acquiring Funds in such transactions will be valued in accordance with procedures adopted by the Acquiring Funds. The Acquiring Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with an Acquiring Fund with a minimum initial investment of $1 million. Subsequent investments must be at least $100. The Acquiring Funds may accept investments of smaller amounts in their sole discretion. If you received shares of an Acquiring Fund as a result of its Reorganization, you will not be subject to the Acquiring Fund’s minimum investment requirements.

Acquiring Fund Codes

The Acquiring Funds’ reference information, which is listed below, will be helpful to you when you contact an Acquiring Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Acquiring Fund Name	Ticker Symbol	CUSIP	Acquiring Fund Code
Mondrian Emerging Markets Equity Fund	[XX]	[XX]	[XX]
Mondrian International Government Fixed Income Fund	[XX]	[XX]	[XX]

General Information

You may generally purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

An Acquiring Fund’s price per share will be the NAV per share next determined after the Acquiring Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Acquiring Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Acquiring Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, an Acquiring Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Acquiring Funds reserve the right to calculate NAV as of the earlier closing time. The Acquiring Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of an Acquiring Fund’s assets may change on days when you are unable to purchase or redeem shares.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Acquiring Fund Shares directly from the Acquiring Funds through their transfer agent, you may also buy or sell shares of an Acquiring Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Acquiring Fund Shares for their customers. When you purchase or sell Acquiring Fund Shares through a financial intermediary (rather than directly from an Acquiring Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to an Acquiring Fund prior to the time the Acquiring Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Acquiring Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by an Acquiring Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Acquiring Funds with respect to the receipt of purchase and redemption orders for Acquiring Fund Shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on an Acquiring Fund’s behalf. An Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at an Acquiring Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of an Acquiring Fund with respect to purchase and redemption orders for Acquiring Fund Shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with an Acquiring Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Acquiring Fund Shares through a financial intermediary, you should contact your financial intermediary directly.

How the Acquiring Funds Calculate NAV

The NAV of each Acquiring Fund’s shares is determined by dividing the total value of the Acquiring Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, each Acquiring Fund generally values its investment portfolio at market price. If market prices are not readily available or an Acquiring Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Acquiring Fund is required to price those securities at fair value as determined in good faith using methods approved by the Acquiring Trust Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Acquiring Trust Board, these methods are implemented through the Acquiring Trust’s Fair Value Pricing Committee, members of which are appointed by the Acquiring Trust Board. An Acquiring Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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There may be limited circumstances in which an Acquiring Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Acquiring Fund calculated its NAV.

With respect to non-U.S. securities held by an Acquiring Fund, the Acquiring Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by an Acquiring Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which an Acquiring Fund prices its shares, the value the Acquiring Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, an Acquiring Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

When valuing fixed-income securities with remaining maturities of more than 60 days, an Acquiring Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Acquiring Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Acquiring Trust Board.

How to Sell Your Acquiring Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Acquiring Funds directly by mail or telephone at 888-832-4386.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Acquiring Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Acquiring Funds in writing.

To protect you and the Acquiring Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

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•	written requests to redeem $100,000 or more;

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Acquiring Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 888-832-4386 for more information.

The sale price of each share will be the NAV next determined after an Acquiring Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Acquiring Funds signed by all registered parties on the account specifying:

•	The Acquiring Fund name;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Mondrian Funds

P.O. Box 588

Portland, ME 04112

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Express Mail Address

Mondrian Funds

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza, Ground Floor

Portland, ME, 04101

The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Acquiring Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by an Acquiring Fund after the Acquiring Funds’ transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 888-832-4386 to redeem your shares. Based on your instructions, the Acquiring Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

Receiving Your Money

Normally, an Acquiring Fund will send your sale proceeds within one Business Day after it receives your redemption request. An Acquiring Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with an Acquiring Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

An Acquiring Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, an Acquiring Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Acquiring Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Acquiring Funds’ remaining shareholders, the Acquiring Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1 million, you may be required to sell your shares. Involuntary redemptions will be effected only if they are deemed to be in the best interests of an Acquiring Fund and its shareholders. The Acquiring Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Acquiring Funds reserve the right to waive the minimum account value requirement in their sole discretion.

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Suspension of Your Right to Sell Your Shares

The Acquiring Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Merger SAI.

How to Exchange Your Acquiring Fund Shares

At no charge, you may exchange shares of any Mondrian Fund for shares of another Mondrian Fund by writing to or calling the Acquiring Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Mondrian Fund you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). Although the Acquiring Funds have no current intention of terminating or modifying the exchange privileges, they reserve the right to do so at any time.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. An Acquiring Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Acquiring Fund. For more information about the Acquiring Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Acquiring Fund Shares over the telephone is extremely convenient, but not without risk. Although the Acquiring Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Acquiring Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Acquiring Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

From time to time, Mondrian and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration, record-keeping and shareholder servicing support for the Acquiring Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of Mondrian’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Acquiring Funds or their shareholders. A financial intermediary may provide these services with respect to Acquiring Fund Shares sold or held through programs such as qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, insurance (e.g., individual or group annuity) programs, and certain retirement plans. In addition, financial intermediaries may receive payments for making shares of the Acquiring Funds available to their customers or registered representatives, including providing the Acquiring Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Acquiring Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, Mondrian and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see “Payments to Financial Intermediaries” in the Merger SAI.

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Any payments made to individual financial intermediaries may vary in any given year and may be negotiated on the basis of sales of Acquiring Fund Shares, the amount of Acquiring Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with Mondrian and/or its affiliates. These payments may be more or less than payments that may be received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments may be significant and may cause a conflict of interest for the financial intermediary. Any such payments will not change the NAV or price of an Acquiring Fund’s shares. If you purchase shares of an Acquiring Fund through a financial intermediary, please contact the financial intermediary for information about any payments it may receive in connection with the sale of Acquiring Fund Shares or the provision of services to Acquiring Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Excessive Trading Policies and Procedures

The Acquiring Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Acquiring Funds may present risks to the Acquiring Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Acquiring Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Acquiring Fund investments, requiring the Acquiring Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because an Acquiring Fund may invest in foreign securities traded primarily on markets that close prior to the time the Acquiring Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Acquiring Fund Shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by an Acquiring Fund takes place after the close of the primary foreign market, but before the time that the Acquiring Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of an Acquiring Fund’s shares if the prices of the Acquiring Fund’s foreign securities do not reflect their fair value. Although the Acquiring Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Acquiring Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Acquiring Funds’ policies and procedures described in this Exhibit and approved by the Acquiring Trust Board. For purposes of applying these policies, the Acquiring Funds’ service providers may consider the trading history of accounts under common ownership or control. The Acquiring Funds’ policies and procedures include:

•	Shareholders are restricted from making more than two (2) “round trips,” into or out of an Acquiring Fund within any rolling one hundred and eighty (180) calendar day period. The Acquiring Funds define a “round trip” as a purchase or exchange into an Acquiring Fund by a shareholder, followed by a subsequent redemption out of the Acquiring Fund, of an amount Mondrian reasonably believes would be harmful or disruptive to the Acquiring Fund.

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•	Each Acquiring Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Acquiring Fund or Mondrian reasonably believes that the trading activity would be harmful or disruptive to the Acquiring Fund.

The Acquiring Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Acquiring Funds’ long-term shareholders. The Acquiring Funds do not knowingly accommodate frequent purchases and redemptions by Acquiring Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Acquiring Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Acquiring Funds for their customers through which transactions are placed. The Acquiring Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Acquiring Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Acquiring Funds. If the Acquiring Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Acquiring Funds, the Acquiring Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Acquiring Funds or their service providers determine that the trading activity of any customer may be detrimental to an Acquiring Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Acquiring Fund by that customer. If the Acquiring Funds are not satisfied that the intermediary has taken appropriate action, the Acquiring Funds may terminate the intermediary’s ability to transact in Acquiring Fund Shares. When information regarding transactions in the Acquiring Funds’ shares is requested by the Acquiring Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Acquiring Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Acquiring Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Acquiring Funds on behalf of other persons.

The Acquiring Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Acquiring Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Acquiring Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, an Acquiring Fund will ask your name, address, date of birth, and other information that will allow the Acquiring Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Acquiring Funds are required by law to reject your new account application if the required identifying information is not provided.

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In certain instances, the Acquiring Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Acquiring Funds, your application will be rejected.

Subject to the Acquiring Funds’ right to reject purchases as described in this Exhibit, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Acquiring Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Acquiring Funds. Further, the Acquiring Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Acquiring Fund Shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Acquiring Funds’ overall obligation to deter money laundering under federal law. The Acquiring Funds have adopted an anti-money laundering compliance program designed to prevent the Acquiring Funds from being used for money laundering or the financing of illegal activities. In this regard, the Acquiring Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Acquiring Fund management, they are deemed to be in the best interest of an Acquiring Fund or in cases when an Acquiring Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Acquiring Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Acquiring Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Acquiring Funds (if shares are held directly with the Acquiring Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Acquiring Funds).

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More information on unclaimed property and how to maintain an active account is available through your state or by calling 888-832-4386.

Dividends and Distributions

The Mondrian Emerging Markets Equity Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. The Mondrian International Government Fixed Income Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Acquiring Fund Shares on an Acquiring Fund’s record date, you will be entitled to receive the distribution. The amount of any distribution will change and there is no guarantee that an Acquiring Fund will declare and pay dividend income or distribute a capital gain.

You will receive dividends and distributions in the form of additional Acquiring Fund Shares unless you elect to receive payment in cash. To elect cash payment, you must notify an Acquiring Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Acquiring Fund receives your written notice. To cancel your election, simply send the Acquiring Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Acquiring Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Acquiring Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Acquiring Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Acquiring Funds.

Each Acquiring Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Acquiring Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of the Acquiring Funds. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Acquiring Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Acquiring Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. The Funds’ investment strategies may limit their ability to distribute dividends eligible to be treated as qualified dividend income.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Acquiring Fund Shares may be a taxable event. For tax purposes, an exchange of your Acquiring Fund Shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Acquiring Fund Shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Acquiring Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Acquiring Fund Shares. All or a portion of any loss realized upon a taxable disposition of Acquiring Fund Shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Acquiring Funds).

The Acquiring Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Acquiring Fund shareholders cost basis information for Acquiring Fund Shares. In addition to reporting the gross proceeds from the sale of Acquiring Fund Shares, the Acquiring Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Acquiring Fund Shares, the Acquiring Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Acquiring Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Acquiring Fund shareholder (or the cost basis method applied by default) for each sale of Acquiring Fund Shares may not be changed after the settlement date of each such sale of Acquiring Fund Shares. Acquiring Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Acquiring Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Each Acquiring Fund may be subject to foreign withholding taxes with respect to dividends or interest the Acquiring Fund received from sources in foreign countries. If more than 50% of the total assets of an Acquiring Fund consist of foreign securities, such Acquiring Fund will be eligible to and intends to file an election to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. An Acquiring Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Acquiring Funds.

More information about taxes is in the Merger SAI.

A-24

Additional Information

The Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Acquiring Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Acquiring Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

This Exhibit and the Merger SAI provide information concerning the Acquiring Trust and the Acquiring Funds that you should consider in determining whether to purchase shares of the Acquiring Funds. The Acquiring Funds may make changes to this information from time to time. Neither this Exhibit, the Merger SAI or any document filed as an exhibit to the Acquiring Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Acquiring Trust or the Acquiring Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

A-25

EXHIBIT B

OWNERSHIP OF THE TARGET FUNDS

Significant Holders

The following table shows, as of the Record Date, the accounts of each Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Laudus Mondrian Emerging Markets Fund
Shareholders Name and Address	Total Shares	Percentage
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%

Laudus Mondrian International Government Fixed Income Fund
Shareholders Name and Address	Total Shares	Percentage
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%

B-1

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [XX] day of [XX], 2018 by and among (i) Laudus Trust, a Massachusetts voluntary association (commonly known as a business trust) (“Target Trust”), severally and not jointly on behalf of two of its series, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund (each, a “Target Fund,” and together, the “Target Funds”); (ii) Gallery Trust, a Delaware statutory trust (“Acquiring Trust”), severally and not jointly on behalf of two of its series, the Mondrian Emerging Markets Equity Fund and the Mondrian International Government Fixed Income Fund (each, an “Acquiring Fund,” and together, the “Acquiring Funds”); (iii) solely for the purposes of Sections 1.2(f), 1.2(g), 4.3, 5.1(f) and 11.1, Charles Schwab Investment Management, Inc. (“CSIM”), investment adviser of the Target Funds; and (iv) solely for the purposes of Sections 1.2(h), 4.4, 9.2 and 11.2, Mondrian Investment Partners Limited (“Mondrian”), investment adviser of the Acquiring Funds. Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.2(b)) and assume all of the Liabilities (as defined in Section 1.2(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization”);

WHEREAS, each Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of its corresponding Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF EACH REORGANIZATION

1.1 It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one Reorganization should fail to be consummated, such failure shall not affect the other Reorganization in any way.

1.2. The Acquiring Trust and the Target Trust agree to take the following steps with respect to each Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.2(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by CSIM or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g) CSIM, the Target Trust and the Target Fund acknowledge that Mondrian, the Acquiring Trust and the Acquiring Fund intend to treat, and do not and will not object to Mondrian, the Acquiring Trust and the Acquiring Fund treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. CSIM, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

(h) To the extent applicable, Mondrian will use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. Mondrian will use its commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 per cent of the members of the Board of Trustees of the Acquiring Fund are not interested persons of Mondrian or CSIM; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Target Trust’s Board of Trustees (“Target Fund Valuation Procedures”).

(b) The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) All computations of value shall be made by the Acquiring Fund’s administrator using the Target Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party.

(e) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “Valuation Date” shall mean the business day next preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on [September 24, 2018] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of each Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to each Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to the Acquiring Trust and the corresponding Acquiring Fund as follows:

(a) The Target Fund is duly organized as a series of the Target Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-Laws, each as amended and as currently in effect (“Target Trust Governing Documents”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. As used in this Agreement, the term “good standing under the laws of The Commonwealth of Massachusetts” means (i) having filed a copy of the Target Trust’s Agreement and Declaration of Trust pursuant to Chapter 182 of the General Laws of The Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in the Target Trust’s Agreement and Declaration of Trust and to transact business in The Commonwealth of Massachusetts;

(b) The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Fund for the Target Fund’s fiscal year ended March 31, 2018 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since March 31, 2018, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Trust, to the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.1;

(n) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of the shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r) The due diligence materials of the Target Fund made available to the Acquiring Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Acquiring Trust to the Target Trust dated April 9, 2018 are true and correct in all material respects and contain no material misstatements or omissions;

(s) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(t) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;

(u) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(w) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;

(x) The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(y) The Target Fund has maintained since its formation its March 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its March 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”

(z) The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2017 excise tax and March 31, 2018 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and

(aa) The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.

4.2. The Acquiring Trust, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to the Target Trust and the corresponding Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Acquiring Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the Reorganization, 100% of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;

(i) By the Closing, (i) the Acquiring Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund and (ii) the initial shareholder of the Acquiring Fund shall have approved an investment advisory contract between the Acquiring Trust, on behalf of the Acquiring Fund, and Mondrian;

(j) The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;

(k) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(n) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund;

(p) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Mondrian or an affiliate of Mondrian;

(q) The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Trust for use therein;

(r) The due diligence materials of the Acquiring Fund made available to the Target Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Target Trust to the Acquiring Trust dated April 25, 2018 are true and correct in all material respects and contain no material misstatements or omissions; and

(s) The Acquiring Trust is not aware of any arrangement whereby it or any affiliated person of the Acquiring Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

4.3 CSIM represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) CSIM is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of CSIM, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of CSIM, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4 Mondrian represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) Mondrian is a limited company, duly formed, validly existing and in good standing under the laws of England and Wales;

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Mondrian, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Mondrian, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1. With respect to each Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).

(c) The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f) Subject to the provisions of this Agreement, each party will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and CSIM each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.2(d).

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i) On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending before the Closing Date.

(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k) The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(l) The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(m) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(n) The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

6.1. With respect to each Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d) The Target Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i) The Acquiring Trust is duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e) In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust; and

(f) The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(f).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

7.1. With respect to each Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;

(e) The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f) The Acquiring Trust shall have received a favorable opinion of Dechert LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i) The Target Trust is duly formed, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv) The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v) The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g) In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust; and

(h) The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h).

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the corresponding Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Target Trust, the Acquiring Trust and others, and the officers of the Target Trust and the Acquiring Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Mondrian, or an affiliate thereof, will bear those expenses relating to each Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to a Reorganization to be borne by Mondrian, or an affiliate thereof, shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to a Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor its corresponding Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Notwithstanding the foregoing, Mondrian will not pay liability insurance expenses covering the actions of the trustees and officers of the Target Trust with respect to the Target Fund, and Mondrian will assume or pay only those expenses that are solely and directly related to each Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with each Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.	INDEMNIFICATION

11.1. CSIM agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Trust, on behalf of the Target Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2. Mondrian agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1. Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust (the “Confidentiality Agreement”), each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; or (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or its corresponding Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6. A copy of the Agreement and Declaration of Trust of the Target Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Target Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Trust.

15.7. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.	CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

17.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Acquiring Trust:

Gallery Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

For Target Trust:

Laudus Trust

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

For Mondrian:

Mondrian Investment Partners Limited

10 Gresham Street, 5th Floor

London, England EC2V 7JD

Attention: Jason Menegakis

For CSIM:

Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Laudus Trust,
severally and not jointly on behalf of the
Laudus Mondrian Emerging Markets Fund and the
Laudus Mondrian International Government Fixed Income Fund

By:
Name:
Title:

Gallery Trust,
severally and not jointly on behalf of the
Mondrian Emerging Markets Equity Fund and the
Mondrian International Government Fixed Income Fund

By:
Name:
Title:

Charles Schwab Investment Management, Inc.,
solely for the purposes of Sections 1.2(f), 1.2(g), 4.3, 5.1(f) and 11.1

By:
Name:
Title:

Mondrian Investment Partners Limited
solely for the purposes of Sections 1.2(h), 4.4, 9.2 and 11.2

By:
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Exhibit A

Target Fund	Acquiring Fund
Laudus Mondrian Emerging Markets Fund	Mondrian Emerging Markets Equity Fund
Laudus Mondrian International Government Fixed Income Fund	Mondrian International Government Fixed Income Fund

Schedule 8.5
Tax Opinions

With respect to each Reorganization:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(xi) The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

EXHIBIT D

FINANCIAL HIGHLIGHTS

This section provides further details about the financial history of each Target Fund for the past five years. Certain information reflects financial results for a single Target Fund share. “Total return” shows the percentage that an investor in a Target Fund would have earned or lost during a given period, assuming all distributions were reinvested. The Target Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), audited these figures. PwC’s full report is included in the Target Fund Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

Laudus Mondrian Emerging Markets Fund

	4/1/17– 3/31/18[1]	4/1/16– 3/31/17	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14
Per-Share Data
Net asset value at beginning of period	$7.71	$7.03	$8.18	$8.69	$9.85
Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.14	0.14	0.12	0.14
Net realized and unrealized gains (losses)	0.92	0.72	(1.20)	(0.39)	(1.19)
Total from investment operations	1.11	0.86	(1.06)	(0.27)	(1.05)
Less distributions:
Distributions from net investment income	(0.23)	(0.18)	(0.09)	(0.24)	(0.11)
Distributions from net realized gains	–	–	–	–	(0.00)[3]
Total distributions	(0.23)	(0.18)	(0.09)	(0.24)	(0.11)
Net asset value at end of period	$8.59	$7.71	$7.03	$8.18	$8.69
Total return	14.55%	12.57%	(12.87%)	(3.03%)	(10.62%)

Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.19%[4]	1.20%	1.20%	1.29%[5]	1.45%
Gross operating expenses	1.21%[4]	1.22%	1.21%	1.31%	1.52%
Net investment income (loss)	2.30%[4]	1.92%	1.87%	1.42%	1.55%
Portfolio turnover rate	39%	32%	28%	30%[6]	69%
Net assets, end of period (x 1,000)	$314,259	$336,896	$406,462	$559,347	$121,795

1	Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.

2	Calculated based on the average shares outstanding during the period.

3	Per-share amount was less than ($0.005).

4	The ratio of net operating expenses and gross operating expenses would have been 1.20% and 1.22%, respectively, and the ratio of net investment income would have been 2.29%, if the custody out-of-pocket fee reimbursement had not been included.

5	Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.

6	Portfolio turnover excludes the impact of investment activity from a merger with another fund.

Laudus Mondrian International Government Fixed Income Fund

	4/1/17– 3/31/18	4/1/16– 3/31/17	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14
Per-Share Data
Net asset value at beginning of period	$9.32	$9.93	$9.45	$10.89	$11.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.09	0.11	0.15	0.16
Net realized and unrealized gains (losses)	1.04	(0.64)	0.56	(1.14)	(0.21)
Total from investment operations	1.12	(0.55)	0.67	(0.99)	(0.05)
Less distributions:
Distributions from net investment income	(0.00)[2]	(0.00)[2]	–	–	–
Distributions from net realized gains	–	(0.06)	(0.19)	(0.45)	(0.07)
Total distributions	(0.00)[2]	(0.06)	(0.19)	(0.45)	(0.07)
Net asset value at end of period	$10.44	$9.32	$9.93	$9.45	$10.89
Total return	12.03%	(5.48%)	7.27%	(9.37%)	(0.49%)

Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.74%[3]	0.75%	0.75%	0.74%	0.69%
Gross operating expenses	0.81%[3]	0.79%	0.81%	0.76%	0.69%
Net investment income (loss)	0.84%[3]	0.87%	1.21%	1.39%	1.48%
Portfolio turnover rate	52%	98%	31%	50%	52%
Net assets, end of period (x 1,000)	$84,330	$95,565	$119,938	$187,388	$652,647

1	Calculated based on the average shares outstanding during the period.

2	Per-share amount was less than ($0.005).

3	The ratio of net operating expenses and gross operating expenses would have been 0.75% and 0.82%, respectively, and the ratio of net investment income would have been 0.83%, if the custody out-of-pocket fee reimbursement had not been included.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48998-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E49000-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E49002-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the following proposal:

In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

to the

Registration Statement on Form N-14 Filed by:

Gallery Trust

on behalf of its series

Mondrian International Equity Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(800) 932-7781

Relating to the [September 17], 2018 Special Meeting of Shareholders of

Laudus Mondrian International Equity Fund,

a series of Laudus Trust

[date], 2018

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [date], 2018, relating specifically to the Special Meeting of Shareholders of the Laudus Mondrian International Equity Fund to be held on [September 17], 2018 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Mondrian Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Pro Forma Financial Information	2

General Information

Target Fund	Acquiring Fund
Laudus Mondrian International Equity Fund, a series of Laudus Trust	Mondrian International Equity Fund, a series of Gallery Trust

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated July 28, 2017, as supplemented, for the Target Fund (“Target Fund SAI”);

2.	The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2018 (the “Target Fund Annual Report”). No other parts of the Target Fund Annual Report are incorporated herein by reference;

3.	Statement of Additional Information dated March 1, 2018 for the Acquiring Fund;

4.	The Acquiring Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2017 (the “Acquiring Fund Annual Report”). No other parts of the Acquiring Fund Annual Report are incorporated herein by reference; and

5.	The Acquiring Fund’s unaudited financial statements included in the Acquiring Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2018 (the “Acquiring Fund Semi-Annual Report”). No other parts of the Acquiring Fund Semi-Annual Report are incorporated herein by reference.

Pro Forma Financial Information

The following unaudited pro forma combined financial statements are intended to present the financial condition and related results of operations of the Target Fund as if the Reorganization had occurred on March 31, 2018. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on March 31, 2018.

Proforma Schedule of Investments (Unaudited)

March 31, 2018

	Mondrian International Equity
SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 1.3%
QBE Insurance Group	828,748	6,176,333
Total Australia		6,176,333

CHINA — 2.0%
China Mobile	1,067,000	9,856,017
Total China		9,856,017

DENMARK — 1.3%
ISS	166,708	6,152,660
Total Denmark		6,152,660

FRANCE — 6.3%
Cie de Saint-Gobain	161,699	8,561,892
Sanofi	197,657	15,889,034
Societe Generale	123,391	6,718,206
Total France		31,169,132

GERMANY — 10.6%
Allianz	53,628	12,137,009
Bayerische Motoren Werke	46,158	5,004,071
Daimler	153,715	13,051,504
Deutsche Telekom	541,842	8,836,524
Evonik Industries	179,546	6,336,853
SAP	66,514	6,958,307
Total Germany		52,324,268

HONG KONG — 4.3%
CK Hutchison Holdings	1,036,000	12,478,341
Jardine Matheson Holdings	65,215	4,029,555
	4,407,500	4,717,846
Total Hong Kong		21,225,742

ITALY — 6.1%
Enel	2,543,486	15,609,957
Eni	817,485	14,397,156
Total Italy		30,007,113

JAPAN — 17.6%
Canon	71,200	2,604,443
FUJIFILM Holdings	189,100	7,577,206
Honda Motor	439,600	15,215,420
Isuzu Motors	240,700	3,699,426
Kirin Holdings	274,700	7,336,443
Kyushu Railway	139,500	4,363,450
Mitsubishi Electric	407,600	6,624,425
Otsuka Holdings	52,200	2,620,477
Secom	35,200	2,618,620
Sekisui Chemical	327,800	5,756,073
Sumitomo Electric Industries	427,300	6,535,355
Takeda Pharmaceutical	250,800	12,209,682
Tokio Marine Holdings	208,252	9,463,636
Total Japan		86,624,656

NETHERLANDS — 5.9%
Koninklijke Ahold Delhaize	472,985	11,241,098
Royal Dutch Shell PLC (LSE) Class B	550,132	17,639,990
Total Netherlands		28,881,088

SINGAPORE — 5.7%
Ascendas REIT	2,818,200	5,673,211
Singapore Telecommunications	2,711,702	6,990,821
United Overseas Bank	740,518	15,646,260
Total Singapore		28,310,292

SPAIN — 5.0%
Banco Santander	542,593	3,548,953
Iberdrola	1,673,246	12,342,984
Telefonica	869,931	8,626,299
Total Spain		24,518,236

SWEDEN — 4.1%
Telefonaktiebolaget LM Ericsson Class B	935,928	5,963,318
Telia	3,066,919	14,450,054
Total Sweden		20,413,372

SWITZERLAND — 6.4%
ABB	482,010	11,472,529
Novartis	125,105	10,098,634
Zurich Insurance Group	30,030	9,878,408
Total Switzerland		31,449,571

TAIWAN — 1.8%
Taiwan Semiconductor Manufacturing	611,000	5,190,611
Taiwan Semiconductor Manufacturing ADR	86,478	3,784,277
Total Taiwan		8,974,888

UNITED KINGDOM — 20.3%
BP PLC	1,789,378	12,049,578
G4S PLC	2,711,449	9,446,828
GlaxoSmithKline PLC	617,388	12,031,412
John Wood Group PLC	732,103	5,557,123
Kingfisher PLC	2,640,853	10,874,246
Lloyds Banking Group PLC	14,840,698	13,482,686
National Grid PLC	557,580	6,262,044

SSE	289,883	5,189,555
Tesco PLC	5,472,520	15,847,917
WPP PLC	583,044	9,268,082
Total United Kingdom		100,009,471

Total Common Stock
(Cost $444,535,294)		486,092,839

PREFERRED STOCK — 0.2%
	Number of Shares	Value (U.S.$)
GERMANY — 0.2%
Bayerische Motoren Werke, Cl Preference4.66	9,391	880,040

Total Preferred Stock
(Cost $680,930)		880,040

Total Value of Securities — 98.8%
(Cost $445,216,224)		486,972,879

	Laudus Mondrian International Equity		Pro Forma Adjustments(1)	Pro Forma Combined
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%
AUSTRALIA — 1.7%
QBE Insurance Group	262,819	1,960,821	(373,951)	7,763,203
Total Australia		1,960,821		7,763,203

CHINA — 2.9%
China Mobile	369,500	3,386,612	(758,649)	12,483,980
Total China		3,386,612		12,483,980

				6,152,660
				6,152,660

FRANCE — 5.9%
Cie de Saint-Gobain	55,741	2,943,403	(662,920)	10,842,375
Sanofi	50,545	4,055,732	(229,319)	19,715,447
				6,718,206
Total France		6,999,135		37,276,027

GERMANY — 9.9%
Allianz	13,621	3,079,124	(161,655)	15,054,478
				5,004,071
Daimler	47,042	4,007,979	(722,815)	16,336,668
Deutsche Telekom	119,770	1,959,521	(4,379)	10,791,666
				6,336,853
SAP	24,674	2,590,319	(449,183)	9,099,443
Total Germany		11,636,943		62,623,179

HONG KONG — 2.9%
CK Hutchison Holdings	283,000	3,400,319	(521,629)	15,357,031
				4,029,555
				4,717,846
Total Hong Kong		3,400,319		24,104,432

ITALY — 7.0%
Enel	683,023	4,179,562	(432,284)	19,357,235
Eni	230,051	4,052,405	(508,354)	17,941,207
Total Italy		8,231,967		37,298,442

JAPAN — 15.0%
Canon	40,700	1,476,526	(649,835)	3,431,134
FUJIFILM Holdings	24,300	970,388	3,309	8,550,903
Honda Motor	125,500	4,344,381	(537,065)	19,022,736
Isuzu Motors	63,500	972,913	3,047	4,675,386
				7,336,443
				4,363,450
Mitsubishi Electric	141,600	2,298,246	(1,100,454)	7,822,217
				2,620,477
				2,618,620
				5,756,073
				6,535,355
Takeda Pharmaceutical	79,700	3,886,271	(828,982)	15,266,971
Tokio Marine Holdings	82,900	3,758,922	(1,150,483)	12,072,075
Total Japan		17,707,647		100,071,841

NETHERLANDS — 6.7%
Koninklijke Ahold Delhaize	160,231	3,796,820	(840,891)	14,197,027
Royal Dutch Shell plc, B Shares	128,231	4,126,275	(176,177)	21,590,088
Total Netherlands		7,923,095		35,787,115

SINGAPORE — 5.1%

Singapore Telecommunications	867,100	2,239,457	(422,469)	8,807,809
United Overseas Bank	177,622	3,737,558	(33,214)	19,350,604
Total Singapore		5,977,015		28,158,414

SPAIN — 6.6%
Banco Santander	238,132	1,558,664	(605,249)	4,502,368
Iberdrola	465,690	3,424,400	(397,932)	15,369,452
Telefonica	281,996	2,793,690	(542,228)	10,877,761
Total Spain		7,776,754		30,749,580

SWEDEN — 3.5%
				5,963,318
Telia	862,639	4,064,524	(516,544)	17,998,034
Total Sweden		4,064,524		23,961,352

SWITZERLAND — 7.9%
ABB	130,857	3,111,542	(251,776)	14,332,295
Novartis	37,659	3,045,893	(485,092)	12,659,435
Zurich Insurance Group	9,518	3,139,630	(664,929)	12,353,109
Total Switzerland		9,297,065		39,344,839

TAIWAN — 3.2%
Taiwan Semiconductor Manufacturing	450,154	3,812,894	(1,271,500)	7,732,005
				3,784,277
Total Taiwan		3,812,894		11,516,282

UNITED KINGDOM — 20.7%
BP PLC	561,972	3,790,558	(766,766)	15,073,370
				9,446,828
GlaxoSmithKline PLC	168,858	3,279,398	(287,791)	15,023,019
				5,557,123
Kingfisher PLC	813,469	3,337,094	(561,617)	13,649,723
Lloyds Banking Group PLC	4,436,343	4,035,412	(665,132)	16,852,966
National Grid PLC	158,274	1,781,608	(288,229)	7,755,423
				—
SSE	69,377	1,244,578	(269,906)	6,164,227
Tesco PLC	1,454,360	4,209,220	(394,825)	19,662,312
WPP PLC	171,570	2,726,528	(419,088)	11,575,522
Total United Kingdom		24,404,396		120,760,514

Total Common Stock
(Cost $93,784,328)		116,579,187	(18,946,952)	583,725,074

				880,040

				880,040

Short-Term Investment - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.58% (a)
(Cost $343,117)	343,117	343,117		343,117

Total Value of Securities — 99.3%
(Cost $94,127,445)		116,922,304	(18,946,952)	584,948,231

(a)	The rate shown is the effective 7-day yield.
(1)	Proforma adjustments are related to aligning the target portfolio with the acquiring portfolio and differences in valuation policy between the acquiring fund and target fund.

Proforma Statement of Assets and Liabilities (Unaudited)

Gallery Trust - Mondrian International Equity Fund

March 31, 2018

	Mondrian International Equity	Laudus Mondrian International Equity	Adjustments	Combined Mondrian International Equity Fund
Assets:
Investments, at value †	$486,972,879	$116,922,304	$(18,946,952)	$584,948,231
Cash	1,557,269	–	–	1,557,269
Foreign currency, at value ††	551,966	124,511	–	676,477
Receivable for fund shares sold	109,227	80,356	–	189,583
Receivable for investment securities sold	812,682	184,000	18,822,065	19,818,747
Dividends receivable	1,144,709	246,504	–	1,391,213
Foreign tax reclaim receivable	2,405,557	275,310	–	2,680,867
Prepaid expenses	38,787	11,644	–	50,431
Total Assets	493,593,076	117,844,629	(124,888)	611,312,817
Liabilities:
Payable for investment securities purchased	385,596	–	–	385,596
Investment advisory fees payable	254,376	65,357	(171,123)	148,610
Payable to administrator	46,544	–	64,467	111,011
Payable for fund shares redeemed	–	1,255	–	1,255
Unrealized loss on forward foreign currency contracts	369	–	–	369
Accrued expense payable	47,561	83,741	(42,796)	88,506
Total Liabilities	734,446	150,353	(149,452)	735,347
Net Assets	$492,858,630	$117,694,276	$24,564	$610,577,470
† Cost of investments	$445,216,224	$94,127,445	$(15,047,313)	$524,296,356
†† Cost of foreign currency	552,075	124,712	–	676,787

Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$449,006,849	$96,332,792	$–	$545,339,641
Undistributed net investment income	918,648	354,869	149,452	1,422,969
Accumulated net realized gain/(loss) on investments and foreign currency transactions	1,081,546	(1,794,634)	3,774,752	3,061,664
Net unrealized appreciation on investments	41,756,655	22,801,249	(3,899,639)	60,658,265
Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	94,932	–	–	94,932
Net Assets	$492,858,630	$117,694,276	$24,564	$610,577,470
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class	$15.49	$6.57		$15.49
Net Assets	$492,858,630	$117,694,276	$24,564	$610,577,470
Shares Outstanding	31,810,729	17,909,368	(10,311,287)	39,408,810

Adjustments:

1.	$(18,946,952) adjustment in Investments at value represents the difference in valuation policies and sales of securities in the target portfolio to align it with the acquiring portfolio
2.	$18,822,065 adjustment in receivable for securities sold represents the proceeds from selling securities in the target portfolio to align it with the acquiring portfolio
3.	$(171,123) adjustment in investment advisory fees payable reflects the reduced advisory fee in the combined fund and lower expense cap
4.	$64,467 adjustment in administration fees payable reflects fee schedule for combined fund.
5.	$(42,796) adjustment in accrued expenses payable reflects the consolidation of audit fees for 10/31/18 FYE audit and elimination of SSF and sub-TA fees
6.	$(15,047,313) adjustment in cost of investments represents the sales of securities in the target portfolio to align it with the acquiring portfolio
7.	$(149,452) adjustment in undistributed net investment income reflects the pro forma expense adjustments
8.	$3,774,752 adjustment in accumulated net realized gain/(loss) on investments and foreign currency transactions reflects pro forma gains on sales of securities to align the target portfolio with the acquiring portfolio
7.	$(3,899,639) adjustment in net unrealized appreciation on investments represents difference in valuation policies and sales of securities in the target portfolio to align it with the acquiring portfolio
8.	(10,311,287) shares adjutment reflect the conversion of the Target Fund into the Acquiring Fund

Proforma Statement of Operations (Unaudited)

Gallery Trust - Mondrian International Equity Fund

For the Year Ended March 31, 2018

	Mondrian International Equity	Laudus Mondrian International Equity	Adjustments	Combined Mondrian International Equity Fund
Investment Income:
Dividends	$20,203,239	$4,025,815	$-	$24,229,054
Income from non-cash dividends	–	215,400	–	215,400
Less: foreign taxes withheld	(1,446,884)	(363,037)	–	(1,809,921)
Total Investment Income	18,756,355	3,878,178	–	22,634,533
Expenses:
Investment advisory fees	3,950,137	868,694	(57,913)	4,760,918
Accounting and administration fees	601,410	28,228	64,467	694,105
Custodian fees	87,236	37,710	–	124,946
Dividend disbursing and transfer agent fees and expenses	58,583	47,214	–	105,797
Professional fees	69,256	47,396	(32,500)	84,152
Other	15,520	73,505	–	89,025
Trustees' fees and expenses	19,074	14,877	–	33,951
Printing fees	12,639	11,587	–	24,226
Chief Compliance Officer fees	6,000	–	–	6,000
Interest expense	–	4,016	–	4,016
Distribution, shareholder servicing and sub-transfer agent fees (Investor Shares and Select Shares)*	–	10,296	(10,296)	–
Total Expenses	4,819,855	1,143,523	(36,242)	5,927,136
Less:
Waiver of investment advisory fees	(338,278)	(102,612)	(113,210)	(554,100)
Net Expenses	4,481,577	1,040,911	(149,452)	5,373,036
Net Investment Income	14,274,778	2,837,267	149,452	17,261,497
Net Realized Gain (Loss) on:
Investments	34,487,015	4,708,209	3,774,752	42,969,976
Foreign currency transactions	497,508	(1,601)	–	495,907
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	16,961,312	4,243,187	(3,899,639)	17,304,860
Foreign currency translation of other assets and liabilities denominated in foreign currencies	181,514	25,719	–	207,233
Net Increase in Net Assets Resulting from Operations	$66,402,127	$11,812,781	$24,564	$78,239,472

Adjustments:

1.	$(57,913) adjustment in advisory fees reflects the reduced advisory fee in the combined fund
2.	$64,467 adjustment in administration fees reflects fee schedule for combined fund.
3.	$(32,500) adjustment in professional fees reflects the consolidation of audit fees for 10/31/18 FYE audit.
4.	$(10,296) adjustment in distribution and shareholder servicing fees reflects reduction as a result of combined fund not having these plans
5.	$(113,210) adjustment in waiver of investment advisory fees reflects calculation of new expense caps post merger.
6.	$3,774,752 adjustment in net realized gain on investments reflects gains associated with aligning the target portfolio with the acquiring portfolio
7.	$(3,899,639) adjustment in net change in unrealized appreciation (depreciation) on investments reflects the difference in valuation policies and sales of securities in the target portfolio to align it with the acquiring portfolio

*	Effective July 25, 2017, all outstanding Investor Shares and Select Shares were consolidated into the Institutional Shares, resulting in a single class of shares of the Laudus Mondrian International Equity Fund.

Notes to Pro Forma Financial Statements (Unaudited)

Gallery Trust

For the year ended March 31, 2018

1. Organization:

Gallery Trust (the “Trust”), is organized as a Delaware statutory trust under an Amended and Restated Agreement and Declaration of Trust dated September 17, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with one fund as of March 31, 2018. The financial statements herein are those of the Mondrian International Equity Fund (the “Fund” or “Acquiring Fund”), a series of the Trust. The Fund is classified as a diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long-term total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Fund’s investment adviser (“Mondrian” or the “Adviser”). The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”), prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Predecessor Fund (the “Predecessor Fund Reorganization”) on March 14, 2016 in a tax-free transaction. The Fund had no operations prior to the Predecessor Fund Reorganization. The Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the “Predecessor Adviser”), and sub-advised by Mondrian. The Predecessor Fund had substantially similar investment objectives and strategies as those of the Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Fund for periods prior to the Predecessor Fund Reorganization.

Laudus Mondrian International Equity Fund (the “Target Fund”) is a series of Laudus Trust, which is organized as a Massachusetts business trust under a Third Amended and Restated Agreement and Declaration of Trust dated September 28, 2007. The Laudus Trust is registered under the 1940 Act and consists of four funds, which, except for the Target Fund, are not included in these pro forma financial statements.

Per approval of the Board of Trustees of the Trust and the Board of Trustees of Laudus Trust, the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”) if shareholders of the Target Fund approve the Reorganization and all other closing conditions are met. The Reorganization would enable Mondrian, the investment sub-adviser of the Target Fund and the investment adviser of the Acquiring Fund, to serve as the sole investment adviser with respect to the assets invested in the Target Fund, by transferring such assets to the Acquiring Fund. The Reorganization, in turn, is expected to result in a reduction in management fees and annual operating expenses, both before and after fee waivers, and provide Mondrian with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base.

For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2017 to March 31, 2018.

2. Basis of Combination:

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of the Target Fund and the Acquiring Fund for the year ended March 31, 2018. These statements have been derived from the books and records utilized in calculating daily net asset values of the Acquiring Fund at March 31, 2018 and the audited financial statements of the Target Fund as of, and for the year-ended March 31, 2018. Certain reclassifications have been made for comparability purposes between the sets of information.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Target Fund for shares of the Acquiring Fund. Under generally accepted accounting principles, the Acquiring Fund will be the surviving entity for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect certain other operating costs that have been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the Reorganization are currently undeterminable.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Agreement and Plan of Reorganization will be borne by Mondrian, or an affiliate of Mondrian.

3. Security Valuation:

For purposes of calculating their daily net asset values (“NAV”) on the day of the merger, the Target Fund and the Acquiring Fund each will value its respective investments as follows:

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

2

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

3

For the year ended March 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

4. Federal Income Taxes

It is the intention of each of the Target Fund and the Acquiring Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma financial statements.

5. Pro Forma Adjustments

The Advisory fees have been reduced to reflect the contractual advisory fee rate of the Acquiring Fund. The Administration Fees have been adjusted to reflect the contractual fee rates based on the combined asset level as a result of the merger. The professional fees for the Combined Fund have been reduced to reflect the reduction in audit fees. The distribution, shareholder servicing and sub-transfer agency fees have been eliminated as the Acquiring Fund does not have these fee plans. The Investment Advisory Fee Waiver has been increased to reflect the lower contractual expense cap of the Acquiring Fund. The market value and cost of investments, as well as corresponding realized gains and net change in unrealized gain (loss), have been adjusted to reflect the Target Fund’s portfolio being valued using the Acquiring Fund’s valuation policy as well as securities transactions to align the Target Fund’s portfolio with the Acquiring Fund’s portfolio. Certain reclassifications have been made for comparability purposes between the sets of information.

4

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

Gallery Trust

on behalf of its series

Mondrian Emerging Markets Equity Fund

and

Mondrian International Government Fixed Income Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(800) 932-7781

Relating to the [September 17], 2018 Joint Special Meeting of Shareholders of

Laudus Mondrian Emerging Markets Fund

and

Laudus Mondrian International Government Fixed Income Fund,

each a series of Laudus Trust

[date], 2018

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [date], 2018, relating specifically to the Joint Special Meeting of Shareholders of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund to be held on [September 17], 2018 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Mondrian Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Additional Information about the Acquiring Funds	1
Pro Forma Financial Information	1
Appendix A: Statement of Additional Information of the Acquiring Funds

General Information

Target Funds	Acquiring Funds
Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Government Fixed Income Fund, each a series of Laudus Trust	Mondrian Emerging Markets Equity Fund and Mondrian International Government Fixed Income Fund, each a series of Gallery Trust

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Fund by its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (each, a “Reorganization,” and together, the “Reorganizations”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated July 28, 2017, as supplemented, for the Target Funds (“Target Funds SAI”); and

2.	The Target Funds’ audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended March 31, 2018 (the “Target Funds Annual Report”). No other parts of the Target Funds Annual Report are incorporated herein by reference.

Because the Acquiring Funds have not yet commenced investment operations, the Acquiring Funds have not published annual or semi-annual reports to shareholders.

Additional Information about the Acquiring Funds

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Funds.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganizations because the Acquiring Funds are newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganizations and continue the operations of the Target Funds. The Target Fund will be the accounting survivor of each Reorganization.

1

Appendix A: Statement of Additional Information of the Acquiring Funds

STATEMENT OF ADDITIONAL INFORMATION

MONDRIAN EMERGING MARKETS EQUITY FUND

(Ticker Symbol: [XXXXX])

MONDRIAN INTERNATIONAL GOVERNMENT FIXED INCOME FUND

(Ticker Symbol: [XXXXX])

each, a series of

GALLERY Trust

[Date], 2018

Investment Adviser:

Mondrian Investment Partners Limited

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Gallery Trust (the “Trust”) and the Mondrian Emerging Markets Equity Fund and the Mondrian International Government Fixed Income Fund (each, a “Fund” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus, dated [date], 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Predecessor Funds (as defined below), which includes the Predecessor Funds’ audited financial statements dated March 31, 2018, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or the Predecessor Funds’ annual or semi-annual reports free of charge by writing to the Funds at Mondrian Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Mondrian Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME, 04101) or calling the Funds at 888-832-4386.

THE TRUST	A-3
DESCRIPTION OF PERMITTED INVESTMENTS	A-4
INVESTMENT LIMITATIONS	A-35
THE ADVISER	A-37
THE PORTFOLIO MANAGERS	A-39
THE ADMINISTRATOR	A-42
THE DISTRIBUTOR	A-43
PAYMENTS TO FINANCIAL INTERMEDIARIES	A-43
THE TRANSFER AGENT	A-44
THE CUSTODIAN	A-44
INDEPENDENT registered public accounting firm	A-44
LEGAL COUNSEL	A-44
SECURITIES LENDING	A-44
TRUSTEES AND OFFICERS OF THE TRUST	A-44
PURCHASING AND REDEEMING SHARES	A-53
DETERMINATION OF NET ASSET VALUE	A-54
TAXES	A-55
FUND TRANSACTIONS	A-63
portfolio holdings	A-64
DESCRIPTION OF SHARES	A-66
LIMITATION OF TRUSTEES’ LIABILITY	A-66
PROXY VOTING	A-66
codeS of ethics	A-67
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	A-67
APPENDIX A – DESCRIPTION OF RATINGS	A-68
APPENDIX B – PROXY VOTING POLICIEs and procedures	A-76

[Inventory Code]

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated August 25, 2015, as amended and restated September 17, 2015 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

History of the Funds. The Mondrian Emerging Markets Equity Fund is the successor to the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”), a series of Laudus Trust. The Mondrian International Government Fixed Income Fund is the successor to the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund,” and, together with the Emerging Markets Predecessor Fund, the “Predecessor Funds”), a series of Laudus Trust. Each Predecessor Fund was managed by Charles Schwab Investment Management, Inc. (the “Predecessor Adviser”), and sub-advised by Mondrian Investment Partners Limited, the Fund’s adviser (“Mondrian” or the “Adviser”). Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. Each Fund acquired the assets and assumed all of the liabilities of its Predecessor Fund on [date], 2018 (the “Reorganization”).

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. The Mondrian International Government Fixed Income Fund is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below. The Mondrian Emerging Markets Equity Fund is classified as a “diversified” investment company under the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

•	Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

•	Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. A Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser, but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•	restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;

•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•	Offer less protection of property rights than more developed countries; and

•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A - Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

•	Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

•	Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Funds can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser’s ability to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Funds may also enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, a Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with a Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain. A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

▪	Participatory Notes

Participatory notes are instruments issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity or debt security, currency or market. If a participatory note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a participatory note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Participatory notes involve transaction costs. Investments in participatory notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate.

In addition, there can be no assurance that the value of participatory notes will equal the value of the underlying security or instrument that they seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Accordingly, there is counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a participatory note against the issuer of the underlying security or instrument.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds did not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

Securities Lending. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser.

Short Sales. The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition:

6.	The Mondrian Emerging Markets Equity Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The Funds’ investment objectives as well as the following investment limitations of each Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.	Each Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

2.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

3.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to a Fund’s policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISER

General. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the investment adviser to the Funds. The Adviser is located at 10 Gresham Street, 5th Floor, London, England EC2V 7JD. The Adviser is 100% employee owned through Atlantic Value Investment Partnership LP. As of [date], 2018, the Adviser had approximately $[XX] billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement dated January 22, 2016, as amended (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Mondrian Emerging Markets Equity Fund	0.75%
Mondrian International Government Fixed Income Fund	0.50%

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding certain levels as set forth below until February 28, 2021 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Fund	Contractual Expense Limit
Mondrian Emerging Markets Equity Fund	0.92%
Mondrian International Government Fixed Income Fund	0.60%

For its services to the Predecessor Funds, the Predecessor Adviser was entitled to a fee, which was calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Predecessor Fund:

Fund	Predecessor Fund Advisory Fee Rate
Mondrian Emerging Markets Equity Fund	1.00%
Mondrian International Government Fixed Income Fund	0.60%

For each Predecessor Fund, the Predecessor Adviser agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Predecessor Fund’s total annual Predecessor Fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding certain levels as set forth below. Any amounts waived or reimbursed in a particular fiscal year were subject to reimbursement by the Predecessor Fund to the Predecessor Adviser during the next two fiscal years to the extent that the repayment would not cause the Predecessor Fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year or the current year. Any amounts waived or reimbursed by the Predecessor Adviser prior to the Reorganizations will not be subject to reimbursement following the Reorganizations.

Fund	Predecessor Fund Contractual Expense Limit
Mondrian Emerging Markets Equity Fund	1.20%
Mondrian International Government Fixed Income Fund	0.75%

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Funds paid the following investment advisory fees to the Predecessor Adviser:

Fund	Predecessor Fund Net Fees			Predecessor Fund Fees Waived and Reimbursed
	2016	2017	2018	2016	2017	2018
Mondrian Emerging Markets Equity Fund	$4,649,810	$3,818,542	$3,185,568	$54,381	$73,789	$49,435
Mondrian International Government Fixed Income Fund	$789,948	$728,794	$473,295	$78,310	$52,325	$62,289

For its services as sub-adviser to the Predecessor Funds, Mondrian was entitled to a fee from the Predecessor Adviser, which was calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Predecessor Fund:

Fund	Predecessor Fund Sub-Advisory Fee Rate
Mondrian Emerging Markets Equity Fund	First $250 million 0.65% Over $250 million 0.60%
Mondrian International Government Fixed Income Fund	First $250 million 0.30% Over $250 million 0.265%

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Adviser paid the following investment advisory fees to Mondrian for its services as sub-adviser to the Predecessor Funds:

Fund	Predecessor Fund Fees Earned
	2016	2017	2018
Mondrian Emerging Markets Equity Fund	$2,950,137	$2,460,003	$2,066,661
Mondrian International Government Fixed Income Fund	$434,145	$392,105	$267,596

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Mondrian’s compensation program is designed to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company. Compensation is not based on the performance of specific funds or accounts managed.

Mondrian’s compensation program includes:

Competitive Salary. All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian is employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Incentives (Bonus and Equity Programs) therefore focus on the key areas of a) research quality, b) long-term and short-term investment performance of securities that are bought or sold in the groups of portfolios for which the investment professional has research responsibility, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

Remuneration Committee: In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Mondrian’s remuneration policy is also designed to ensure that Mondrian’s remuneration procedures and practices are consistent with and promote sound and effective risk management of portfolio and business risks. This ensures that they do not encourage excessive or inappropriate risk taking which is inconsistent with the requirements and risk profiles of Mondrian’s clients.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). As of March 31, 2018, the portfolio managers did not beneficially own shares of the Predecessor Funds.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of March 31, 2018.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Andrew Miller	3	$357	8	$4,233	10	$6,744
Ginny Chong, CFA	2	$279	3	$3,333	6	$3,269
David Wakefield, CFA	1	$703	4	$163	3	$946
Matthew Day	1	$703	2	$140	3	$74

Conflicts of Interest. Mondrian does not foresee any material conflicts of interest that may arise in its management of the Funds, and of any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of its investment management business activities, together with a summary of Mondrian’s policy in that area:

Allocation of aggregated trades—Mondrian may from time to time aggregate trades for a number of its clients. In the vast majority of situations a trade will be prorated across all participating accounts. There are a small number of situations where a different allocation model is applied. For example, for equities when the amounts involved are too small to be evenly proportioned in a cost efficient manner; for bonds where a minimum lot size and/or a minimum trading size do not permit a pro rata allocation. For these situations Mondrian applies an allocation model that takes account of the size of the individual orders.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Mondrian monitors the effectiveness of its allocation process to ensure that clients are being treated fairly over a given period (usually annually) and to remain satisfied that the process is fair. In addition Mondrian performs periodic reviews of portfolio performance dispersion to confirm that clients with the same or similar investment mandates have been fairly treated.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities. Mondrian makes security selection decisions at committee level and those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities. All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of New Issue opportunities—New issues, including IPOs, present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the new issue allocation could be allocated to selected clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in new issue trades and all new issue purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connection with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles. Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of Mondrian’s Chief Executive Officer. Mondrian’s Chief Compliance Officer must also be informed of all such appointments and changes. The Chief Executive Officer and Chief Compliance Officer will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, a portfolio manager will first obtain approval from the Chief Compliance Officer. The Chief Compliance Officer has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction for their own account which conflicts with client interests. Mondrian rules which govern personal account dealing and general ethical standards are set out in Mondrian’s Code of Ethics.

Gifts and entertainment (received)—In the normal course of its business, Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers and this results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to Mondrian’s Chief Compliance Officer (any items in excess of £10 ($15) require pre-approval). All gifts and entertainment are reviewed by Mondrian to ensure that they are not inappropriate and that Mondrian staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, its employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to Mondrian’s Chief Compliance Officer (any items in excess of £100 ($150) require pre-approval).

All gifts and entertainment are reviewed by Mondrian to ensure that they are not inappropriate and that Mondrian staff have not attempted to obtain undue influence from them.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated January 8, 2016, as amended (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Funds paid the following amounts to State Street Bank and Trust Company for administrative services:

Fund	Predecessor Fund Fees Paid
	2016	2017	2018
Mondrian Emerging Markets Equity Fund	$10,975	$9,531	$8,443
Mondrian International Government Fixed Income Fund	$6,080	$5,904	$5,440

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Funds paid the following amounts to State Street Bank and Trust Company for fund accounting services:

Fund	Predecessor Fund Fees Paid
	2016	2017	2018
Mondrian Emerging Markets Equity Fund	$61,024	$52,300	$53,897
Mondrian International Government Fixed Income Fund	$13,674	$15,997	$16,167

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement, dated January 8, 2016, as amended (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own legitimate profits or other resources, and not from Fund assets, to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, record-keeping, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, record-keeping and administrative services, and/or processing support.

Any such payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s distribution channel and/or fund supermarkets. A financial intermediary may provide these services with respect to Fund shares sold or held through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for, among other things, placing the Funds in a financial intermediary’s distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, record-keeping, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Funds and their shareholders, by increasing the size and reducing the expense ratio of the Funds. Of course, any growth in Fund assets would also benefit the Adviser through increased fees.

THE TRANSFER AGENT

Atlantic Shareholder Services, LLC, located at Three Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), serves as the Funds’ transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109 (the “Custodian”), acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], [address], serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Predecessor Funds did not engage in securities lending activities during the fiscal year ended March 31, 2018.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2015)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2015)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Thomas P. Lemke (Born: 1954)	Trustee (since 2015)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.

Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Randall S. Yanker (Born: 1960)	Trustee (since 2015)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1	Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The Trust is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 31, 2017, the Trustees did not beneficially own shares of the Funds. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$4,256	N/A	N/A	$4,256 for service on one (1) board
Thomas P. Lemke	$4,256	N/A	N/A	$4,256 for service on one (1) board
Jay C. Nadel	$4,256	N/A	N/A	$4,256 for service on one (1) board
Randall S. Yanker	$4,256	N/A	N/A	$4,256 for service on one (1) board

1	The Funds are the only registered investment companies in the Fund Complex.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2015)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2015)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2015)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Robert Nesher (Born: 1946)	Vice Chairman (since 2015)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2015)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange-traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange-traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange-traded option, the Funds will follow the rules regarding the valuation of exchange-traded options. If the OTC option is not also an exchange-traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. The Funds’ investment strategies may limit their ability to distribute dividends eligible to be treated as qualified dividend income.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the “Asset Test.” The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Funds intend to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Funds until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Funds or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the investment adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the investment adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Funds paid the following aggregate brokerage commissions on fund transactions:

Fund	Predecessor Fund Aggregate Dollar Amount of Brokerage Commissions Paid
	2016	2017	2018
Mondrian Emerging Markets Equity Fund	$307,377	$252,777	$203,687
Mondrian International Government Fixed Income Fund	$0	$0	$0

Brokerage Selection. The policy of the Adviser in placing orders for the purchase and sale of securities for the Fund is to seek best execution. In determining which broker offers best execution for a particular transaction, the Adviser maintains a list of approved brokers and the Adviser’s traders consider a number of factors, including: (i) the broker’s effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader’s past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security’s trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker’s willingness to accept the Adviser’s standardized commission rates. The Adviser uses its own resources to pay for research services and does not consider the receipt of research services in selecting broker-dealers.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2016, 2017 and 2018, the Predecessor Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Brokers or Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year.

During the fiscal year ended March 31, 2018, the Predecessor Funds did not hold any securities of their “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended March 31, 2017 and 2018, the portfolio turnover rates for the Predecessor Funds were as follows:

Fund	Predecessor Fund Portfolio Turnover Rates
	2017	2018
Mondrian Emerging Markets Equity Fund	32%	39%
Mondrian International Government Fixed Income Fund	98%	52%

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Funds’ shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Fund’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes a Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in their Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Funds’ complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Funds’ complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 888-832-4386.

In addition to the quarterly portfolio holdings disclosure required by applicable law, within 30 days of the end of each quarter, the Funds will post their complete holdings on the internet at www.mondrian.com/mutualfunds. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Funds. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund’s shareholders and that to the extent conflicts between the interests of a Fund’s shareholders and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Funds’ Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee all as contemplated by Section 3803(b) of the Delaware Statutory Trust Act (the “Delaware Act”). A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, including for errors of judgment or mistakes of fact or law, provided that nothing contained in the Declaration of Trust or in the Delaware Act shall protect any Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a trustee, director, officer, employee or agent of another person (including, but not limited to, a wholly-owned subsidiary) in which the Trust or a series thereof has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law and in the manner provided in the Trust’s by-laws. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

Local practices in foreign markets (such as a requirement to be physically present in order to vote, a need for foreign language translation of voting materials or complex share registration procedures) may make proxy voting more difficult and/or costly in foreign markets. Unless otherwise required by law or regulation, the Adviser may refrain from voting particular proxies if it believes the cost of voting may exceed the expected benefit of voting. In addition, it may be more difficult to exercise proxy voting rights with respect to depositary receipts, especially if the Funds hold the depositary receipts through an “unsponsored” facility that is under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 888-832-4386 and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of July 20, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Predecessor Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a fund’s outstanding shares may be deemed to “control” the fund within the meaning of the 1940 Act. Shareholders controlling a fund may have a significant impact on any shareholder vote of the fund.

Emerging Markets Predecessor Fund
Name and Address	% of Fund
[XX]	[XX]%

Fixed Income Predecessor Fund
Name and Address	% of Fund
[XX]	[XX]%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

MONDRIAN INVESTMENT PARTNERS LIMITED

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Voting Committee

To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two senior investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

Procedures for Determining the Proxy Voting Policy

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).

As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (https://www.issgovernance.com/policy-gateway/voting-policies/). If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy. Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise.

Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2018.

Procedure for Voting Proxies

Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.

The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or, if necessary, solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

The only exception to this procedure is Mondrian’s systematic equity portfolios. Proxy voting for these portfolios will always follow the ISS recommendation.

Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.

In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.

Availability of Proxy Voting Information and Recordkeeping

Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client, Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.

Proxy Voting Guidelines

The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client. In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles

ISS have provided the following overview of their global voting principles:

ISS’ voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.

Accountability

Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship

A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence

Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency

Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

ISS produce detailed descriptions of their guidance in individual countries and regions. Rather than restating this guidance in the Procedures, Mondrian feels that it is more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

In addition to the items addressed in the Guidelines, Mondrian operates the following policies:

Shareblocking

In a number of countries in which Mondrian invests client assets local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

•	the Mondrian analyst does not consider the proxy items being proposed to be material;

•	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote (i.e. the proposals would likely go ahead anyway);

•	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

•	there is a possibility that Mondrian will wish to sell the shares in the near future;

•	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

•	a record is made justifying the decision

Qatar

Due to changes in Qatar’s commercial code, voting must now be done in person at the AGM, which limits the ability of Mondrian to vote in this region.

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PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee all as contemplated by Section 3803(b) of the Delaware Statutory Trust Act (the “Delaware Act”). A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, including for errors of judgment or mistakes of fact or law, provided that nothing contained in the Agreement and Declaration of Trust or in the Delaware Act shall protect any Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

The Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a trustee, director, officer, employee or agent of another person (including, but not limited to, a wholly-owned subsidiary) in which the Trust or a series thereof has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law and in the manner provided in the By-Laws.

The officers, employees, Advisory Board (as such term is defined in the 1940 Act) members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Delaware Act. No officer, employee, Advisory Board member or agent of the Trust shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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ITEM 16. EXHIBITS:

(1)(a)	Certificate of Trust of the Registrant, dated August 25, 2015, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR on September 1, 2015, Accession No. 0001135428-15-000702.

(1)(b)	Registrant’s Amended and Restated Agreement and Declaration of Trust, dated September 17, 2015 (the “Agreement and Declaration of Trust”), is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on November 25, 2015, Accession No. 0001135428-15-000859.

(2)	Registrant’s By-Laws, dated September 17, 2015 (the “By-Laws”), is incorporated herein by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on November 25, 2015, Accession No. 0001135428-15-000859.

(3)	Not Applicable.

(4)	Forms of Agreements and Plans of Reorganization are attached as exhibits to the Proxy Statements/Prospectuses contained in this Registration Statement.

(5)	See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (1)(b) to this Registration Statement.

(6)(a)	Investment Advisory Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(6)(b)	Amended Schedule A, dated June 13, 2018, to the Investment Advisory Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on June 28, 2018, Accession No. 0001398344-18-009461.

(6)(c)	Expense Limitation Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(6)(d)	Amended Schedule A, dated June 13, 2018, to the Expense Limitation Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(2)(ii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on June 28, 2018, Accession No. 0001398344-18-009461.

(7)(a)	Distribution Agreement, dated January 8, 2016, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

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(7)(b)	Amendment No. 1, dated December 7, 2017, to the Distribution Agreement, dated January 8, 2016, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on February 28, 2018, Accession No. 0001398344-18-002970.

(8)	Not Applicable.

(9)	Custodian Agreement, dated November 18, 2015, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(10)	Not Applicable.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered is filed herewith.

(12)	Forms of Opinions of Morgan, Lewis & Bockius LLP regarding tax matters are filed herewith.

(13)(a)	Administration Agreement, dated January 8, 2016, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(13)(b)	Amendment No. 1, dated December 7, 2017, to the Administration Agreement, dated January 8, 2016, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on June 28, 2018, Accession No. 0001398344-18-009461.

(13)(c)	Amendment No. 2, dated June 13, 2018, to the Administration Agreement, dated January 8, 2016, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on June 28, 2018, Accession No. 0001398344-18-009461.

(13)(d)	Transfer Agency Agreement, dated January 8, 2016, between the Registrant and Atlantic Shareholder Services, LLC is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(13)(e)	Amendment, dated January 5, 2018, to the Transfer Agency Agreement, dated January 8, 2016, between the Registrant and Atlantic Shareholder Services, LLC is incorporated herein by reference to Exhibit (h)(2)(ii) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on February 28, 2018, Accession No. 0001398344-18-002970.

(14)(a)	Consents of Independent Registered Public Accounting Firm is filed herewith.

(14)(b)	Consent of Morgan, Lewis & Bockius LLP is filed herewith.

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(15)	Not Applicable.

(16)	Powers of Attorney, each dated June 13, 2018, for William M. Doran, Jon C. Hunt, Thomas Lemke, Jay C. Nadel, Randall S. Yanker, Michael Beattie and Stephen Connors are filed herewith.

(17)(a)	Prospectus dated July 28, 2017 for the Laudus Trust (the “Target Trust”), with respect to the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Government Fixed Income Fund (the “Target Funds”) (the “Target Funds Prospectus”), and the Statement of Additional Information dated July 28, 2017 for the Target Trust, with respect to the Target Funds (the “Target Funds SAI”), are incorporated herein by reference to Post-Effective Amendment No. 93 to the Target Trust’s Registration Statement on Form N-1A (File No. 033-21677) filed with the SEC via EDGAR on July 27, 2017, Accession No. 0001193125-17-238211.

(17)(b)	Supplement dated October 2, 2017 to the Target Funds Prospectus and Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on October 2, 2017 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-17-300378.

(17)(c)	Supplement dated February 28, 2018 to the Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on February 28, 2018 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-18-063958.

(17)(d)	Supplement dated May 31, 2018 to the Target Funds Prospectus and Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on May 31, 2018 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-18-178775.

(17)(e)	Supplement dated May 31, 2018 to the Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on May 31, 2018 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-18-178768.

(17)(f)	Supplement dated June 15, 2018 to the Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on June 15, 2018 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-18-194240.

(17)(g)	Supplement dated June 19, 2018 to the Target Funds Prospectus and Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on June 19, 2018 pursuant to Rule 497 under the 1933 Act (File No. 033-21677), Accession No. 0001193125-18-196868.

(17)(h)	The audited financial statements and related report of the independent registered public accounting firm included in the Target Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2018, with respect to the Target Funds, is incorporated herein by reference to the Annual Certified Shareholder Report on Form N-CSR (File No. 811-05547) filed with the SEC via EDGAR on June 1, 2018, Accession No. 0001193125-18-181702.

(17)(i)	Prospectus and Statement of Additional Information each dated March 1, 2018 for the Registrant, with respect to the Mondrian International Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on February 28, 2018, Accession No. 0001398344-18-002970.

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(17)(j)	The audited financial statements and related report of the independent registered public accounting firm included in the Registrant’s Annual Report to Shareholders for the fiscal year ended October 31, 2017, with respect to the Mondrian International Equity Fund, is incorporated herein by reference to the Annual Certified Shareholder Report on Form N-CSR (File No. 811-23091) filed with the SEC via EDGAR on January 9, 2018, Accession No. 0001135428-18-000033.

(17)(k)	The unaudited financial statements included in the Registrant’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2018, with respect to the Mondrian International Equity Fund, is incorporated herein by reference to the Semi-Annual Certified Shareholder Report on Form N-CSRS (File No. 811-23091) filed with the SEC via EDGAR on [date], 2018, Accession No. [XX].

ITEM 17. UNDERTAKINGS:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of June, 2018.

GALLERY TRUST

By:	*
Michael Beattie, President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	June 28, 2018
William M. Doran

*	Trustee	June 28, 2018
Jon C. Hunt

*	Trustee	June 28, 2018
Thomas P. Lemke

*	Trustee	June 28, 2018
Jay C. Nadel

*	Trustee	June 28, 2018
Randall S. Yanker

*	President	June 28, 2018
Michael Beattie

*	Treasurer, Controller &	June 28, 2018
Stephen Connors	Chief Financial Officer

*By:	/s/ Dianne M. Descoteaux
Dianne M. Descoteaux
Attorney-in-Fact

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EXHIBIT INDEX

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered
(12)	Forms of Opinions of Morgan, Lewis & Bockius LLP regarding tax matters
(14)(a)	Consents of Independent Registered Public Accounting Firm
(14)(b)	Consent of Morgan, Lewis & Bockius LLP
(16)	Powers of Attorney, each dated June 13, 2018, for William M. Doran, Jon C. Hunt, Thomas Lemke, Jay C. Nadel, Randall S. Yanker, Michael Beattie and Stephen Connors

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